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                                                                   EXHIBIT 10.9



                                 LOAN AGREEMENT

         THIS LOAN AGREEMENT is made and entered into on this 1st day of March, 1999, by and among (i) KFC NATIONAL PURCHASING COOPERATIVE, INC., a Delaware corporation d/b/a FoodService Purchasing Cooperative, Inc., with principal office and place of business in Louisville, Kentucky (the "KFC Cooperative"),
(ii) PIZZA HUT NATIONAL PURCHASING COOP, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky (the "Pizza Hut Cooperative"), (iii) TACO BELL NATIONAL PURCHASING COOP, INC., a Delaware corporation with principal office and place of business in Louisville, Kentucky (the "Taco Bell Cooperative"), (iv) UNIFIED FOODSERVICE PURCHASING COOP, LLC, a Kentucky limited liability company with principal office and place of business in Louisville, Kentucky ("Unified"), and (v) FIFTH THIRD BANK, KENTUCKY, INC., a Kentucky banking corporation with principal office and place of business in Louisville, Kentucky (the "Bank").

                     P R E L I M I N A R Y   S T A T E M E N T:

         A. The KFC Cooperative, the Pizza Hut Cooperative and the Taco Bell Cooperative are the sole members of Unified, which is a newly-formed purchasing cooperative focusing on the purchase of the food, packaging, supplies, equipment and related products and services used by the owners and operators of the KFC Outlets, the Pizza Hut Outlets and the Taco Bell Outlets, as such terms are defined below.

         B. The KFC Cooperative has requested the Bank to establish a revolving line of credit in the principal amount of Fifteen Million Dollars ($15,000,000) in favor of the KFC Cooperative to finance certain cash capital contributions and loans that the KFC Cooperative is required to make to Unified pursuant to the Unified Operating Agreement, as such term is defined below, to repay certain outstanding Indebtedness, as such term is defined below, of the KFC Cooperative, and to provide general working capital to the KFC Cooperative to pay its valid operating expenses arising in the ordinary course of business.

         C. The Pizza Hut Cooperative has requested the Bank to establish a revolving line of credit in the principal amount of Two Million Dollars ($2,000,000) in favor of the Pizza Hut




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Cooperative to finance certain cash capital contributions and loans that the
Pizza Hut Cooperative is required to make to Unified pursuant to the Unified Operating Agreement and to provide general working capital to the Pizza Hut Cooperative to pay its valid operating expenses arising in the ordinary course of business.

         D. The Taco Bell Cooperative has requested the Bank to establish a revolving line of credit in the principal amount of Eight Million Dollars ($8,000,000) in favor of the Taco Bell Cooperative to finance certain cash capital contributions and loans that the Taco Bell Cooperative is required to make to Unified pursuant to the Unified Operating Agreement and to provide general working capital to the Taco Bell Cooperative to pay its valid operating expenses arising in the ordinary course of business.

         E. The Bank is willing to and desires to establish the foregoing revolving lines of credit in favor of the KFC Cooperative, the Pizza Hut Cooperative and the Taco Bell Cooperative in each case upon the terms and conditions set forth in this Loan Agreement and the other Loan Documents, as such term is defined below.

         F. No Borrower shall be obligated for the obligations of any other Borrower under this Loan Agreement or any other Loan Document, and Unified shall not be liable for the obligations of any Borrower under this Loan Agreement or any other Loan Document except to the extent of the collateral pledged by Unified to the Bank to secure such Borrower's obligations to the Bank.

         AGREEMENT:

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.   DEFINITIONS.

         As used herein the following terms shall have the following meanings unless the context otherwise requires:




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         1.1 "Accounts Receivable" has the meaning ascribed to the term
"Accounts" in Section 9-106 of the Uniform Commercial Code as enacted in the Commonwealth of Kentucky.

         1.2 "Bank" has the meaning set forth in the preambles to this Loan Agreement.

         1.3 "Borrower" or "Borrowers" means, as the context shall require, the KFC Cooperative, the Pizza Hut Cooperative and/or the Taco Bell Cooperative.

         1.4 "Business Day" means each day of the week other than Saturdays, Sundays and other days on which the Bank is closed to the public.

         1.5 "Collateral" means, as the context requires, the KFC Collateral, the Pizza Hut Collateral and/or the Taco Bell Collateral.

         1.6 "Debt for Borrowed Money" means Indebtedness of the types described in clauses (a) through (c) or (e) through (g), both inclusive in each instance, of the definition of Indebtedness set forth below except that only guaranties of Indebtedness which is itself included in Debt for Money Borrowed shall be excluded from Debt for Money Borrowed.

         1.7 "Default" shall mean any event specified in Section 11 hereof whether or not any requirement for notice or lapse of time or any other condition has been satisfied.

         1.8 "Default Rate" means a variable rate equal to six percent (6%) per annum plus the interest rate borne by the Promissory Note issued by the Borrower in respect of which the Default Rate is being assessed.

         1.9 "EBITDAP" means for the particular Borrower or for Unified and for the period in question, the sum of (a) the Net Income of the particular Borrower or Unified for such period, (b) the Interest Expense of the particular Borrower or Unified for such period, (c) the income tax expense of the particular Borrower or Unified for such period, (c) the depreciation expense and amortization expense of the particular Borrower or Unified for such period, and
(e) the patronage dividends or




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patronage-based distributions paid by the particular Borrower to its shareholders or by Unified to its members during such period, all as determined in accordance with GAAP.

         1.10 "GAAP" means those principles of accounting set forth in the opinions and pronouncements of the Financial Accounting Standards Board and its predecessors and the American Institute of Certified Public Accountants or those principles of accounting which have other substantial authoritative support and are applicable in the circumstances as of the date of application, as such principles are from time to time supplemented and amended.

         1.11 "Indebtedness" of the particular Borrower or Unified means and includes, without duplication, all obligations of such Borrower or Unified which in accordance with GAAP shall be classified upon a balance sheet of such Borrower or Unified as liabilities of such Borrower or Unified, in each case as determined for such Borrower or Unified in accordance with GAAP and in any event shall include all (a) obligations of the particular Borrower or Unified for borrowed money or which have been incurred in connection with the acquisition of property or assets or for the deferred payment of the cost of construction or improvement thereof or for the deferred purchase price of property (other than current accounts payable), (b) obligations secured by any lien, security interest or other charge upon property or assets owned by the particular Borrower or Unified, even though such Borrower or Unified has not assumed or become liable for the payment of such obligations, (c) obligations for the deferred purchase price of property created or arising under any conditional sale or other title retention agreement with respect to property acquired by the particular Borrower or Unified notwithstanding the fact that the rights and remedies of the seller, lender or lessor under such agreement in the event of default are limited to repossession or sale of the property, (d) obligations (other than obligations under any lease which is not a capital lease in accordance with GAAP and obligations in an amount equal to the demand component of any contract providing for usual and customary utility services, including gas, water, electricity and wastewater treatment services) to purchase any property or services of another person or entity if the contract requires that payment for such property or services be made regardless of whether such property is delivered or such services are performed, except that no obligation shall




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constitute Indebtedness solely because the contract provides for liquidated damages or reimbursement of expenses following cancellation, (e) all guaranties of debt of another person or entity issued by the particular Borrower or Unified, (f) all capital leases entered into or assumed by the particular Borrower or Unified, and (g) obligations in respect of letters of credit but only to the extent that the letter of credit does not support an obligation of the particular Borrower or Unified already included in Indebtedness or which would constitute a current account payable of the particular Borrower or Unified.

         1.12 "Interest Expense" means for the period in question, total interest expense (including that attributable to capital leases in conformity with GAAP) of the particular Borrower or Unified during such period with respect to all outstanding Indebtedness of the particular Borrower or Unified, including, without limitation, all capitalized interest, all commissions, discounts and other fees and charges owed with respect to letters of credit and banker's acceptance financing and net costs and benefits under interest rate agreements, all as determined in accordance with GAAP.

         1.13 "KFC Accounts Receivable" means those Accounts Receivable owed to Unified in connection with the sale of KFC Inventory and KFC Goods and Equipment by Unified to KFC Distributors or KFC Operators pursuant to Title Transactions.

         1.14 "KFC Borrowing Base" means an amount equal to the sum of (a) eighty percent (80%) of KFC Eligible Accounts Receivable, (b) eighty percent (80%) of KFC Eligible Presold Inventory, (c) fifty percent (50%) of KFC Eligible Inventory Held on Account, plus (d) for the period ending on May 31, 1999, the sum of Two Hundred Fifty Thousand Dollars ($250,000.00).

         1.15 "KFC Borrowing Base Report" means the report in the form of Exhibit A attached hereto and made a part hereof.

         1.16 "KFC Collateral" means (a) all of the assets described in the Unified KFC Security Agreement, all of which pertain to and/or are otherwise used by Unified in connection with the purchasing program established and conducted by Unified for the benefit of the KFC Cooperative and the KFC Operators pursuant to that certain Purchasing Program Management Agreement of even date herewith, between Unified and the KFC Cooperative, as the





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same may hereafter be amended, modified and/or restated, in all of which Unified has granted to the Bank a first priority security interest pursuant to the Unified KFC Security Agreement, (b) the loan agreement, the promissory note and the security agreement executed and delivered by Unified in favor of the KFC Cooperative to evidence the loans made by the KFC Cooperative to Unified pursuant to the Unified Operating Agreement, (c) the promissory note and the security agreement executed and delivered by the Taco Bell Cooperative in favor of the KFC Cooperative to evidence the Intercompany Liability (as such term is defined in that certain Agreement and Plan of Corporate Separation of even date herewith, adopted by the KFC Cooperative) owed by the Taco Bell Cooperative to KFC Cooperative, in all of which the KFC Cooperative has granted to the Bank a first priority security interest pursuant to the KFC Pledge Agreement, (d) the promissory note executed and delivered by the Pizza Hut Cooperative in favor of the KFC Cooperative to evidence the loan in the principal amount of $500,000 made by the KFC Cooperative to the Pizza Hut Cooperative, in which the KFC Cooperative has granted to the Bank a first priority security interest pursuant to the KFC Pledge Agreement, and (e) all other business assets of the KFC Cooperative, in all of which the KFC Cooperative has granted to the Bank a first priority security interest pursuant to the KFC Pledge Agreement, and (f) all proceeds of the property described in subparts (a) through (e) above.

         1.17 "KFC Cooperative" has the meaning set forth in the preambles to this Loan Agreement.

         1.18 "KFC Demand Deposit Account" means the demand deposit account established by the KFC Cooperative with the Bank pursuant to this Loan Agreement.

         1.19 "KFC Deficiency Fee" has the meaning set forth in Section 2.8 hereof.

         1.20 "KFC Default" means the occurrence of any Default with respect to the KFC Cooperative or Unified.

         1.21 "KFC Distributors" means, as of each date of determination thereof, those distributors who have been approved by Tricon to sell KFC Inventory to KFC Operators.



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         1.22 "KFC Eligible Accounts Receivable" means good, bona fide collectible KFC Accounts Receivable owed directly to Unified by KFC Distributors and KFC Operators, but excluding from the definition of KFC Eligible Accounts Receivable all of the following:

              (a) Those KFC Accounts Receivable owed to Unified by KFC Distributors which remain unpaid more than sixty (60) days after their respective invoice dates;

              (b) Those KFC Accounts Receivable owed to Unified by KFC Operators which remain unpaid more than sixty (60) days after their respective invoice dates;

              (c) Those KFC Accounts Receivable which are subject to any right of set off by the account debtor, to the extent of the amount subject to such right of set off;

              (d) Those KFC Accounts Receivable subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the KFC Accounts Receivable granted by Unified to the Bank pursuant to the Unified KFC Security Agreement;

              (e) Those KFC Accounts Receivable owed to Unified by any account debtor who, to the actual knowledge of the KFC Cooperative or Unified, is subject to any insolvency, bankruptcy or dissolution proceedings;

              (f) Those KFC Accounts Receivable evidencing or otherwise arising out of the sale of assets of Unified, other than the sale of KFC Inventory and KFC Goods and Equipment in the ordinary course of business;

              (g) Those KFC Accounts Receivable which the KFC Cooperative, Unified and/or the Bank believe in the exercise of good faith to be uncollectible when due; and

              (h) Any and all KFC Accounts Receivable owed by a particular account debtor to the extent 25% or more of the total KFC Accounts Receivable of such account debtor are more than sixty (60) days past due from their respective invoice dates.



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         1.23 "KFC Eligible Inventory Held on Account" means, as of each date of determination thereof, all KFC Inventory Held on Account, valued at the lower of cost or market value, but excluding from the definition of KFC Eligible
Inventory Held on Account all of the following:

              (a) "defective" KFC Inventory Held on Account, which term, as used herein, means KFC Inventory Held on Account which Unified does not intend to sell and/or cannot sell to KFC Distributors and/or KFC Operators at established prices therefor due to defects therein; and

              (b) all KFC Inventory Held on Account subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the KFC Inventory granted by Unified to the Bank pursuant to the Unified KFC Security Agreement.

         1.24 "KFC Eligible Presold Inventory" means, as of each date of determination thereof, all KFC Presold Inventory, valued at the lower of cost or market value, but excluding from the definition of KFC Eligible Presold Inventory all of the following:

              (a) "defective" KFC Presold Inventory, which term, as used herein, means KFC Presold Inventory which Unified does not intend to sell and/or cannot sell to the particular KFC Operators at agreed upon prices therefor due to defects therein; and

              (b) all KFC Presold Inventory subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the KFC Inventory granted by Unified to the Bank pursuant to the Unified KFC Security Agreement.

         1.25 "KFC Event of Default" means the occurrence of any Event of Default referred to in Section 11 hereof with respect to either the KFC Cooperative or Unified.

         1.26 "KFC Goods and Equipment" means those items of food, paper products, supplies, equipment and other products and services (a) that have been approved by Tricon for use and consumption at the KFC Outlets, (b) that have been purchased by




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Unified pursuant to a Title Transaction, and (c) that does not constitute KFC
Inventory.

         1.27 "KFC Inventory" means, collectively, the KFC Presold Inventory and the KFC Inventory Held on Account.

         1.28 "KFC Inventory Held on Account" means, as of each date of determination thereof, those items of food, paper products, equipment and other goods and services (a) that have been approved by Tricon for use and consumption at the KFC Outlets, (b) that have been purchased by Unified in anticipation of resale to KFC Distributors and/or KFC Operators and is being held by either Unified or by the particular KFC Supplier on behalf of Unified, (c) the title to which was acquired by Unified pursuant to a Title Transaction, and (d) that has not yet been invoiced by Unified to the particular KFC Distributors and/or KFC Operators.

         1.29 "KFC Line of Credit" means the revolving line of credit in the principal amount of Fifteen Million Dollars ($15,000,000.00) established by the Bank in favor of the KFC Cooperative pursuant to and upon the terms and conditions set forth in this Loan Agreement.

         1.30 "KFC Minimum Compensating Balances Requirement" means, as of each date of determination thereof, an amount equal to Thirty-Five Thousand Dollars ($35,000.00) for each One Million Dollars ($1,000,000.00) of the fully committed principal amount of the KFC Line of Credit as it may exist from time to time. If the KFC Line of Credit is not in integral multiples of One Million Dollars ($1,000,000.00), the KFC Minimum Compensating Balances Requirement shall be prorated for that portion of the fully committed principal amount of the KFC Line of Credit that is in excess of the highest integral multiple of One Million Dollars ($1,000,000.00).

         1.31 "KFC Operators" means, as of each date of determination thereof, the owners of KFC Outlets, including those KFC Outlets owned directly by Tricon, who are eligible to purchase KFC Inventory directly through Unified pursuant to Title Transactions.





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         1.32 "KFC Outlets" means, as of each date of determination thereof, the
KFC retail outlets that are owned by Tricon or by Tricon-approved franchisees of the KFC restaurant concept.

         1.33 "KFC Pledge Agreement" means that certain Security Agreement of even date herewith, between the KFC Cooperative and the Bank, as supplemented pursuant to that certain First Addendum to Security Agreement of even date herewith, between the KFC Cooperative and the Bank, together with all future amendments and modifications thereto.

         1.34 "KFC Presold Inventory" means, as of each date of determination thereof, those items of food, paper products, equipment and other goods and services (a) that have been approved by Tricon for use and consumption at the KFC Outlets, (b) that have been specially ordered by a KFC Operator through Unified and is awaiting shipment to the KFC Operator in a warehouse owned or leased by Unified, (c) the title to which was acquired by Unified pursuant to a Title Transaction, and (d) that has not yet been invoiced by Unified to the particular KFC Distributors and/or KFC Operators.

         1.35 "KFC Promissory Note" means that certain Revolving Note of even date herewith, made by the KFC Cooperative, payable to the order of the Bank, and in the face principal amount of Fifteen Million Dollars ($15,000,000.00), as supplemented pursuant to that certain First Addendum to Revolving Note of even date herewith, between the KFC Cooperative and the Bank, together with all future amendments, modifications, renewals, extensions, replacements and restatements thereof.

         1.36 "KFC Suppliers" means, as of each date of determination thereof, those suppliers who have been approved by Tricon to sell KFC Inventory to KFC Distributors and KFC Operators.

         1.37 "Lines of Credit" means, collectively or individually, as the context shall require, the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit.

         1.38 "Loan Agreement" means this Loan Agreement together with all future amendments, modifications and supplements to this Loan Agreement hereafter executed by the parties hereto.



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         1.39 "Loan Documents" means, collectively, this Loan Agreement, the KFC
Promissory Note, the KFC Pledge Agreement, the Unified KFC Security Agreement, the Pizza Hut Promissory Note, the Pizza Hut Pledge Agreement, the Unified Pizza Hut Security Agreement, the Taco Bell Promissory Note, the Taco Bell Pledge Agreement, the Unified Taco Bell Security Agreement and all other agreements, documents and instruments that evidence, secure and/or pertain to the KFC Line of Credit, the Pizza Hut Line of Credit and/or the Taco Bell Line of Credit.

         1.40 "Net Income" means, for the period in question, the net income (or loss), excluding extraordinary, non-recurring or unusual gains (but not extraordinary, non-recurring or unusual losses), of the particular Borrower or Unified for such period, after deducting therefrom all operating expenses, provisions for all reserves and all other proper deductions for the same period, including income taxes, all as determined in accordance with GAAP.

         1.41 "Net Worth" means for the particular Borrower or Unified, as applicable, and as of each date Net Worth is being determined, the total shareholder or member equity of the particular Borrower or Unified as determined in accordance with GAAP.

         1.42 "Pizza Hut Accounts Receivable" means those Accounts Receivable owed to Unified by Pizza Hut Distributors or Pizza Hut Operators in connection with the sale of Pizza Hut Inventory and Pizza Hut Goods and Equipment by Unified to Pizza Hut Distributors and Pizza Hut Operators pursuant to Title Transactions.

         1.43 "Pizza Hut Borrowing Base" means an amount equal to the sum of (a) eighty percent (80%) of Pizza Hut Eligible Accounts Receivable, (b) eighty percent (80%) of Pizza Hut Eligible Presold Inventory, (c) fifty percent (50%) of Pizza Hut Eligible Inventory Held on Account, and (d) for the period ending May 31, 1999 only, the sum of One Hundred Thousand Dollars ($100,000.00).

         1.44 "Pizza Hut Borrowing Base Report" means the report in the form of Exhibit B attached hereto and made a part hereof.



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         1.45 "Pizza Hut Collateral" means (a) all of the property described in the Unified Pizza Hut Security Agreement, all of which pertain to and/or are otherwise used by Unified in connection with the purchasing program established and conducted by Unified for the benefit of the Pizza Hut Cooperative and the Pizza Hut Operators pursuant to that certain Purchasing Program Management Agreement of even date herewith, between Unified and the Pizza Hut Cooperative, as the same may hereafter be amended, modified and/or restated, in all of which Unified has granted to the Bank a first priority security interest pursuant to the Unified Pizza Hut Security Agreement, (b) the loan agreement, the promissory note and the security agreement executed and delivered by Unified in favor of the Pizza Hut Cooperative to evidence the loans made by the Pizza Hut Cooperative to Unified pursuant to the Unified Operating Agreement, in all of which the Pizza Hut Cooperative has granted to the Bank a first priority security interest pursuant to the Pizza Hut Pledge Agreement, (c) all other business assets of the Pizza Hut Cooperative, in all of which the Pizza Hut Cooperative has granted to the Bank a first priority security interest pursuant to the Pizza Hut Pledge Agreement, and (d) all proceeds of the property described in subparts (a) through (c) above.

         1.46 "Pizza Hut Cooperative" has the meaning set forth in the preambles to this Loan Agreement.

         1.47 "Pizza Hut Demand Deposit Account" means the demand deposit account established by the Pizza Hut Cooperative with the Bank pursuant to this Loan Agreement.

         1.48 "Pizza Hut Deficiency Fee" has the meaning set forth in Section
3.8 hereof.

         1.49 "Pizza Hut Default" means the occurrence of any Default with respect to the Pizza Hut Cooperative or Unified.

         1.50 "Pizza Hut Distributors" means, as of each date of determination thereof, those distributors who have been approved by Tricon to sell Pizza Hut Inventory to Pizza Hut Operators.

         1.51 "Pizza Hut Eligible Accounts Receivable" means good, bona fide collectible Pizza Hut Accounts Receivable owed directly to Unified by Pizza Hut Distributors and Pizza Hut





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Operators, but excluding from the definition of Pizza Hut Eligible Accounts
Receivable all of the following:

              (a) Those Pizza Hut Accounts Receivable owed to Unified by Pizza Hut Distributors which remain unpaid more than sixty (60) days after their respective invoice dates;

              (b) Those Pizza Hut Accounts Receivable owed to Unified by Pizza Hut Operators which remain unpaid more than sixty (60) days after their respective invoice dates;

              (c) Those Pizza Hut Accounts Receivable which are subject to any right of set off by the account debtor, to the extent of the amount subject to such right of set off;

              (d) Those Pizza Hut Accounts Receivable subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the Pizza Hut Accounts Receivable granted by Unified to the Bank pursuant to the Unified Pizza Hut Security Agreement;

              (e) Those Pizza Hut Accounts Receivable owed to Unified by any account debtor who, to the actual knowledge of the Pizza Hut Cooperative or Unified, is subject to any insolvency, bankruptcy or dissolution proceedings;

              (f) Those Pizza Hut Accounts Receivable evidencing or otherwise arising out of the sale of assets of Unified, other than the sale of Pizza Hut Inventory and Pizza Hut Goods and Equipment in the ordinary course of business;

              (g) Those Pizza Hut Accounts Receivable which the Pizza Hut Cooperative, Unified and/or the Bank believe in the exercise of good faith to be uncollectible when due; and

              (h) Any and all Pizza Hut Accounts Receivable owed by a particular account debtor to the extent 25% or more of the total Pizza Hut Accounts Receivable of such account debtor are more than sixty (60) days past due from their respective invoice dates.

         1.52 "Pizza Hut Eligible Inventory Held on Account" means, as of each date of determination thereof, all Pizza Hut Inventory Held on Account, valued at the lower of cost or market



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value, but excluding from the definition of Pizza Hut Eligible Inventory Held on
Account all of the following:

              (a) "defective" Pizza Hut Inventory Held on Account, which term, as used herein, means Pizza Hut Inventory Held on Account which Unified does not intend to sell and/or cannot sell to Pizza Hut Distributors and/or Pizza Hut Operators at established prices therefor due to defects therein; and

              (b) all Pizza Hut Inventory Held on Account subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the Pizza Hut Inventory granted by Unified to the Bank pursuant to the Unified Pizza Hut Security Agreement.

         1.53 "Pizza Hut Eligible Presold Inventory" means, as of each date of determination thereof, all Pizza Hut Presold Inventory, valued at the lower of cost or market value, but excluding from the definition of Pizza Hut Eligible Presold Inventory all of the following:

              (a) "defective" Pizza Hut Presold Inventory, which term, as used herein, means Pizza Hut Presold Inventory which Unified does not intend to sell and/or cannot sell to the particular Pizza Hut Operators at agreed upon prices therefor due to defects therein; and

              (b) all Pizza Hut Presold Inventory subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the Pizza Hut Inventory granted by Unified to the Bank pursuant to the Unified Pizza Hut Security Agreement.

         1.54 "Pizza Hut Event of Default" means the occurrence of any Event of Default referred to in Section 11 hereof with respect to either the Pizza Hut Cooperative or Unified.

         1.55 "Pizza Hut Goods and Equipment" means those items of food, paper products, supplies, equipment and other products and services (a) that have been approved by Tricon for use and consumption at the Pizza Hut Outlets, (b) that have been purchased by Unified pursuant to a Title Transaction, and (c) that does not constitute Pizza Hut Inventory.



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         1.56 "Pizza Hut Inventory" means, collectively, the Pizza Hut Presold
Inventory and the Pizza Hut Inventory Held on Account.

         1.57 "Pizza Hut Inventory Held on Account" means, as of each date of determination thereof, those items of food, paper products, equipment and other goods and services (a) that have been approved by Tricon for use and consumption at the Pizza Hut Outlets, (b) that have been purchased by Unified in anticipation of resale to Pizza Hut Distributors and/or Pizza Hut Operators and is being held by either Unified or by the particular Pizza Hut Supplier on behalf of Unified, (c) the title to which was acquired by Unified pursuant to a Title Transaction, and (d) that has not yet been invoiced by Unified to the particular Pizza Hut Distributors and/or Operators.

         1.58 "Pizza Hut Line of Credit" means the revolving line of credit in the principal amount of Two Million Dollars ($2,000,000.00) established by the Bank in favor of the Pizza Hut Cooperative pursuant to and upon the terms and conditions set forth in this Loan Agreement.

         1.59 "Pizza Hut Minimum Compensating Balances Requirement" means, as of each date of determination thereof, an amount equal to Thirty-Five Thousand Dollars ($35,000.00) for each One Million Dollars ($1,000,000.00) of the fully committed principal amount of the Pizza Hut Line of Credit as it may exist from time to time. If the Pizza Hut Line of Credit is not in integral multiples of One Million Dollars ($1,000,000.00), the Pizza Hut Minimum Compensating Balances Requirement shall be prorated for that portion of the fully committed principal amount of the Pizza Hut Line of Credit that is in excess of the highest integral multiple of One Million Dollars ($1,000,000.00).

         1.60 "Pizza Hut Operators" means, as of each date of determination thereof, the owners of Pizza Hut Outlets, including those Pizza Hut Outlets owned directly by Tricon, who are eligible to purchase Pizza Hut Inventory directly through Unified pursuant to Title Transactions.

         1.61 "Pizza Hut Outlets" means, as of each date of determination thereof, the Pizza Hut retail outlets that are owned by Tricon or by Tricon-approved franchisees of the Pizza Hut restaurant concept.

         1.62 "Pizza Hut Pledge Agreement" means that certain Security Agreement of even date herewith, between the Pizza Hut Cooperative and the Bank, as supplemented pursuant to that certain First Addendum to Security Agreement of even date herewith, between the Pizza Hut Cooperative and the Bank, together with all future amendments and modifications thereto.

         1.63 "Pizza Hut Presold Inventory" means, as of each date of determination thereof, those items of food, paper products, equipment and other goods and services (a) that have been approved by Tricon for use and consumption at the Pizza Hut Outlets, (b) that have been specially ordered by a Pizza Hut Operator through Unified and is awaiting shipment to the Pizza Hut Operator in a warehouse owned or leased by Unified, (c) the title to which was acquired by Unified pursuant to a Title Transaction, and (d) that has not yet been invoiced by Unified to the particular Pizza Hut Distributors and/or Pizza Hut Operators.

         1.64 "Pizza Hut Promissory Note" means that certain Revolving Note of even date herewith, made by the Pizza Hut Cooperative, payable to the order of the Bank, and in the face principal amount of Two Million Dollars ($2,000,000.00), as supplemented pursuant to that certain First Addendum to Revolving Note of even date herewith, between the Pizza Hut Cooperative and the Bank, together with all future amendments, modifications, renewals, extensions, replacements and restatements thereof.

         1.65 "Pizza Hut Suppliers" means, as of each date of determination thereof, those suppliers who have been approved by Tricon to sell Pizza Hut Inventory to Pizza Hut Distributors and Pizza Hut Operators.

         1.66 "Prime Rate" means the interest rate per annum announced from time to time by the Bank as its Prime Rate.

         1.67 "Promissory Notes" means, collectively or individually, as the context shall require, the KFC Promissory Note, the Pizza Hut Promissory Note and the Taco Bell Promissory Note.

         1.68 "Secured Obligations" means, with respect to each Borrower, (a) all loans, advances, indebtedness and other obligations of such Borrower owed to the Bank and/or any affiliate of Fifth Third Bankcorp of every kind and description whether now existing or hereafter arising including, without limitation, those owed to others and acquired by the Bank by purchase, assignment or otherwise and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, whether or not secured by additional collateral, and (b) all liabilities, obligations and indebtedness of such Borrower arising under this Loan Agreement and all other Loan Documents to which such Borrower is a party, and all obligations of such Borrower to perform or forbear from performing acts, all amounts represented by letters of credit now or hereafter issued by the Bank for the benefit of or at the request of such Borrower and such Borrower's obligation for all reasonable expenses and attorneys' fees incurred by Bank under this Loan Agreement or any other Loan Document to which such Borrower is a party or related to any of the Secured Obligations.

         1.69 "Taco Bell Accounts Receivable" means those Accounts Receivable owed to Unified by Taco Bell Distributors or Taco Bell Operators in connection with the sale of Taco Bell Inventory and Taco Bell Goods and Equipment by Unified to Taco Bell Distributors and Taco Bell Operators pursuant to Title Transactions.

         1.70 "Taco Bell Borrowing Base" means an amount equal to the sum of (a) eighty percent (80%) of Taco Bell Eligible Accounts Receivable, (b) eighty percent (80%) of Taco Bell Eligible Presold Inventory, and (c) fifty percent (50%) of Taco Bell Eligible Inventory Held on Account, and (d) for the period ending May 31, 1999 only, the sum of One Hundred Fifty Thousand Dollars ($150,000.00).

         1.71 "Taco Bell Borrowing Base Report" means the report in the form of Exhibit C attached hereto and made a part hereof.

         1.72 "Taco Bell Collateral" means (a) all of the property described in the Unified Taco Bell Security Agreement, all of which contributed by the Taco Bell Cooperative to Unified or otherwise acquired by Unified and that pertain to and/or are otherwise used by Unified in connection with the purchasing program established and conducted by Unified for the benefit of the Taco Bell Cooperative and the Taco Bell Operators pursuant to that certain Purchasing Program Management Agreement of even date herewith, between Unified and the Taco Bell Cooperative, as the same may hereafter be amended, modified and/or restated, in all of which Unified has granted to the Bank a first priority security interest pursuant to the Unified Taco Bell Security Agreement, (b) the loan agreement, the promissory note and the security agreement executed and delivered by Unified in favor of the Taco Bell Cooperative to evidence the loans made by the Taco Bell Cooperative to Unified pursuant to the Unified Operating Agreement, in all of which the Taco Bell Cooperative has granted to the Bank a first priority security interest pursuant to the Taco Bell Pledge Agreement, (c) all other business assets of the Taco Bell Cooperative, in all of which the Taco Bell Cooperative has granted to the Bank a first priority security interest pursuant to the Taco Bell Pledge Agreement, and (d) all proceeds of the property described in subparts (a) through (c) above.

         1.73 "Taco Bell Cooperative" has the meaning set forth in the preambles to this Loan Agreement.

         1.74 "Taco Bell Demand Deposit Account" means the demand deposit account established by the Taco Bell Cooperative with the Bank pursuant to this Loan Agreement.

         1.75 "Taco Bell Deficiency Fee" has the meaning set forth in Section
4.8 hereof.

         1.76 "Taco Bell Default" means the occurrence of any Default with respect to the Taco Bell Cooperative or Unified.

         1.77 "Taco Bell Distributors" means, as of each date of determination thereof, those distributors who have been approved by Tricon to sell Taco Bell Inventory to Taco Bell Operators.

         1.78 "Taco Bell Eligible Accounts Receivable" means good, bona fide collectible Taco Bell Accounts Receivable owed directly to Unified by Taco Bell Distributors and Taco Bell Operators, but excluding from the definition of Taco Bell Eligible Accounts Receivable all of the following:

              (a) Those Taco Bell Accounts Receivable owed to Unified by Taco Bell Distributors which remain unpaid more than sixty (60) days after their respective invoice dates;

              (b) Those Taco Bell Accounts Receivable owed to Unified by Taco Bell Operators which remain unpaid more than sixty (60) days after their respective invoice dates;

              (c) Those Taco Bell Accounts Receivable which are subject to any right of set off by the account debtor, to the extent of the amount subject to such right of set off;

              (d) Those Taco Bell Accounts Receivable subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the Taco Bell Accounts Receivable granted by Unified to the Bank pursuant to the Unified Taco Bell Security Agreement;

              (e) Those Taco Bell Accounts Receivable owed to Unified by any account debtor who, to the actual knowledge of the Taco Bell Cooperative or Unified, is subject to any insolvency, bankruptcy or dissolution proceedings;

              (f) Those Taco Bell Accounts Receivable evidencing or otherwise arising out of the sale of assets of Unified, other than the sale of Taco Bell Inventory and Taco Bell Goods and Equipment in the ordinary course of business;

              (g) Those Taco Bell Accounts Receivable which the Taco Bell Cooperative, Unified and/or the Bank believe in the exercise of good faith to be uncollectible when due; and

              (h) Any and all Taco Bell Accounts Receivable owed by a particular account debtor to the extent 25% or more of the total Taco Bell Accounts Receivable of such account debtor are more than sixty (60) days past due from their respective invoice dates.

         1.79 "Taco Bell Eligible Inventory Held on Account" means, as of each date of determination thereof, all Taco Bell Inventory Held on Account, valued at the lower of cost or market value, but excluding from the definition of Taco Bell Eligible Inventory Held on Account all of the following:

              (a) "defective" Taco Bell Inventory Held on Account, which term, as used herein, means Taco Bell Inventory Held on Account which Unified does not intend to sell and/or cannot sell to Taco Bell Distributors and/or Taco Bell Operators at established prices therefor due to defects therein; and

              (b) all Taco Bell Inventory Held on Account subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the Taco Bell Inventory granted by Unified to the Bank pursuant to the Unified Taco Bell Security Agreement.

         1.80 "Taco Bell Eligible Presold Inventory" means, as of each date of determination thereof, all Taco Bell Presold Inventory, valued at the lower of cost or market value, but excluding from the definition of Taco Bell Eligible Presold Inventory all of the following:

              (a) "defective" Taco Bell Presold Inventory, which term, as used herein, means Taco Bell Presold Inventory which Unified does not intend to sell and/or cannot sell to the particular Taco Bell Operators at agreed upon prices therefor due to defects therein; and

              (b) all Taco Bell Presold Inventory subject to liens and security interests in favor of a party or parties other than the Bank and which are prior to the security interest in the Taco Bell Inventory granted by Unified to the Bank pursuant to the Unified Taco Bell Security Agreement.

         1.81 "Taco Bell Event of Default" means the occurrence of any Event of Default referred to in Section 11 hereof with respect to either the Taco Bell Cooperative or Unified.

         1.82 "Taco Bell Goods and Equipment" means those items of food, paper products, supplies, equipment and other products and services (a) that have been approved by Tricon for use and consumption at the Taco Bell Outlets, (b) that have been purchased by Unified pursuant to a Title Transaction, and (c) that does not constitute Taco Bell Inventory.

         1.83 "Taco Bell Inventory" means, collectively, the Taco Bell Presold Inventory and the Taco Bell Inventory Held on Account.

         1.84 "Taco Bell Inventory Held on Account" means, as of each date of determination thereof, those items of food, paper products, equipment and other goods and services (a) that have been approved by Tricon for use and consumption at the Taco Bell Outlets, (b) that have been purchased by Unified in anticipation of resale to Taco Bell Distributors and/or Taco Bell Operators and is being is being held by either Unified or by the particular Taco Bell Supplier on behalf of Unified, (c) the title to which was acquired by Unified pursuant to a Title Transaction, and (d) that has not yet been invoiced by Unified to the particular Taco Bell Distributors and/or Taco Bell Operators.

         1.85 "Taco Bell Line of Credit" means the revolving line of credit in the principal amount of Eight Million Dollars ($8,000,000.00) established by the Bank in favor of the Taco Bell Cooperative pursuant to and upon the terms and conditions set forth in this Loan Agreement.

         1.86 "Taco Bell Minimum Compensating Balances Requirement" means, as of each date of determination thereof, an amount equal to Thirty-Five Thousand Dollars ($35,000.00) for each One Million Dollars ($1,000,000.00) of the fully committed principal amount of the Taco Bell Line of Credit as it may exist from time to time. If the Taco Bell Line of Credit is not in integral multiples of One Million Dollars ($1,000,000.00), the Taco Bell Minimum Compensating Balances Requirement shall be prorated for that portion of the fully committed principal amount of the Taco Bell Line of Credit that is in excess of the highest integral multiple of One Million Dollars ($1,000,000.00).

         1.87 "Taco Bell Operators" means, as of each date of determination thereof, the owners of Taco Bell Outlets, including those Taco Bell Outlets owned directly by Tricon, who are eligible to purchase Taco Bell Inventory directly through Unified pursuant to Title Transactions.

         1.88 "Taco Bell Outlets" means, as of each date of determination thereof, the Taco Bell retail outlets that are owned by Tricon or by Tricon-approved franchisees of the Taco Bell restaurant concept.

         1.89 "Taco Bell Pledge Agreement" means that certain Security Agreement of even date herewith, between the Taco Bell Cooperative and the Bank, as supplemented pursuant to that certain First Addendum to Security Agreement of even date herewith, between the Taco Bell Cooperative and the Bank, together with all future amendments and modifications thereto.

         1.90 "Taco Bell Presold Inventory" means, as of each date of determination thereof, those items of food, paper products, equipment and other goods and services (a) that have been approved by Tricon for use and consumption at the Taco Bell Outlets, (b) that have been specially ordered by a Taco Bell Operator through Unified and is awaiting shipment to the Taco Bell Operator in a warehouse owned or leased by Unified, (c) the title to which was acquired by Unified pursuant to a Title Transaction, and (d) that has not yet been invoiced by Unified to the particular Taco Bell Distributors and/or Taco Bell Operators.

         1.91 "Taco Bell Promissory Note" means that certain Revolving Note of even date herewith, made by the Taco Bell Cooperative, payable to the order of the Bank, and in the face principal amount of Eight Million Dollars ($8,000,000.00), as supplemented pursuant to that certain First Addendum to Revolving Note of even date herewith, between the Taco Bell Cooperative and the Bank, together with all future amendments, modifications, renewals, extensions, replacements and restatements thereof.

         1.92 "Taco Bell Suppliers" means, as of each date of determination thereof, those suppliers who have been approved by Tricon to sell Taco Bell Inventory to Taco Bell Distributors and Taco Bell Operators.

         1.93 "Title Transactions" means, as the case may be, the sale of KFC Inventory and KFC Goods and Equipment directly by Unified to KFC Distributors and/or KFC Operators, the sale of Pizza Hut Inventory and Pizza Hut Goods and Equipment directly by Unified to Pizza Hut Distributors and/or Pizza Hut Operators, and the sale of Taco Bell Inventory and Taco Bell Goods and Equipment directly by Unified to Taco Bell Distributors and/or Taco Bell Operators, in each case where the KFC Inventory and the KFC Goods and Equipment, the Pizza Hut Inventory and the Pizza Hut Goods and Equipment, and the Taco Bell Inventory and the Taco Bell Goods and Equipment was purchased by Unified from the particular KFC Supplier, the particular Pizza Hut Supplier or the particular Taco Bell Supplier and resold directly by Unified to the particular KFC Distributors and/or KFC Operators, the particular Pizza Hut Distributors and/or Pizza Hut Operators and the particular Taco Bell Distributors and/or Taco Bell Operators.

         1.94 "Total Liabilities" means, with respect to the particular Borrower or Unified, as the case may be, and as of each date determination of Total Liabilities is being made, (a) all Indebtedness of the particular Borrower or Unified as at such date, including, without limitation, all Debt for Borrowed Money of the particular Borrower or Unified and all amounts due under all capital leases entered into or assumed by the particular Borrower or Unified,
(b) all current liabilities of the particular Borrower or Unified, and (c) and all other liabilities and obligations of the particular Borrower or Unified, in each case as determined for the particular Borrower or Unified in accordance with GAAP.

         1.95 "Transaction Documents" means all agreements, documents and instruments executed and delivered in connection with the formation and initial capitalization of each of the Pizza Hut Cooperative, the Taco Bell Cooperative and Unified including, without limitation, (a) the Unified Operating Agreement,
(b) that certain Asset Contribution and Liability Assumption Agreement of even date herewith, between Unified and the KFC Cooperative, (c) that certain Tricon Purchasing Coop Agreement of even date herewith, between Tricon and Unified, (d) that certain SCM Transfer Agreement of even date herewith, among Unified, Tricon, KFC Corporation, Taco Bell Corp., Pizza Hut, Inc. and Tricon Restaurant Services Group, Inc., (e) that certain Purchasing Program Management Agreement of even date herewith, between Unified and the KFC Cooperative, (f) that certain Purchasing Program Management Agreement of even date herewith, between Unified and the Pizza Hut Cooperative, (g) that certain Purchasing Program Management Agreement of even date herewith, between Unified and the Taco Bell Cooperative, and (h) each loan agreement, promissory note and security agreement executed and delivered by Unified in favor of each Borrower in connection with the loans made by each Borrower to Unified.

         1.96 "Tricon" means Tricon Global Restaurants, Inc., a Delaware corporation.

         1.97 "Unified" has the meaning set forth in the preambles to this Loan Agreement.

         1.98 "Unified Deficiency Fee" has the meaning set forth in Section 9.6 hereof.

         1.99 "Unified Operating Agreement" means that certain Operating Agreement dated as of March 1, 1999, among the KFC Cooperative, the Pizza Hut Cooperative and the Taco Bell Cooperative, and joined in by Unified Purchasing Group of Canada, Inc., together with all future amendments and modifications thereto.

         1.100 "Unified KFC Security Agreement" means that certain Security Agreement of even date herewith, between Unified and the Bank, as supplemented pursuant to that certain First Addendum to Security Agreement of even date herewith, between Unified and the Bank, pursuant to which Unified has granted to the Bank a first priority security interest in all of the KFC Collateral owned by Unified to secure the payment of the KFC Promissory Note and the other Secured Obligations owed by the KFC Cooperative to the Bank.

         1.101 "Unified Pizza Hut Security Agreement" means that certain Security Agreement of even date herewith, between Unified and the Bank, as supplemented pursuant to that certain First Addendum to Security Agreement of even date herewith, between Unified and the Bank, pursuant to which Unified has granted to the Bank a first priority security interest in all of the Pizza Hut Collateral owned by Unified to secure the payment of the Pizza Hut Promissory Note and the other Secured Obligations owed by the Pizza Hut Cooperative to the Bank.

         1.102 "Unified Taco Bell Security Agreement" means that certain Security Agreement of even date herewith, between Unified and the Bank, as supplemented pursuant to that certain First Addendum to Security Agreement of even date herewith, between Unified and the Bank, pursuant to which Unified has granted to the Bank a first priority security interest in all of the Taco Bell Collateral owned by Unified to secure the payment of the Taco Bell Promissory Note and the other Secured Obligations owed by the Taco Bell Cooperative to the Bank.

         1.103 Singular and Plural. Terms in the singular number shall include the plural and those in the plural shall include the singular.

         1.104 Use of Defined Terms. All terms defined in this Loan Agreement shall, unless the context clearly requires to the contrary, have the defined meanings when used in the other Loan Documents.

         SECTION 2.   KFC LINE OF CREDIT.

         2.1 KFC Line of Credit. The Bank hereby establishes a revolving line of credit in favor of the KFC Cooperative in the original principal amount of Fifteen Million Dollars ($15,000,000.00) (the "KFC Line of Credit"). The KFC Cooperative agrees that the proceeds of the KFC Line of Credit shall be used solely by the KFC Cooperative to make the cash capital contributions and the loans required to be made by the KFC Cooperative to Unified pursuant to the Unified Operating Agreement, to repay certain outstanding Indebtedness of the KFC Cooperative, and to provide general working capital to the KFC Cooperative to pay its valid operating expenses arising in the ordinary course of business. The KFC Cooperative may obtain advances under the KFC Line of Credit pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement.

         2.2 Advances under the KFC Line of Credit. Subject to the terms and conditions of this Loan Agreement, the Bank shall make to the KFC Cooperative such advances under the KFC Line of Credit as the KFC Cooperative may from time to time request in accordance with the provisions of this Loan Agreement. All advances under the KFC Line of Credit shall be evidenced by, shall bear interest at the rates established in, shall be payable and otherwise made on the terms set forth in this Loan Agreement and the KFC Promissory Note.

         2.3 Term of KFC Line of Credit. The KFC Line of Credit shall become effective immediately as of the date of this Loan Agreement, and as of the date hereof, the KFC Cooperative may obtain advances under the KFC Line of Credit in each case subject to the terms and conditions contained herein. The KFC Line of Credit shall continue in effect until April 1, 2001, unless sooner terminated
(a) by the Bank upon the occurrence and during the continuation of a KFC Event of Default, or (b) by the

KFC Cooperative at any time in its sole and absolute discretion; provided, in the event the KFC Cooperative terminates the KFC Line of Credit on any date other than a six-month anniversary of the date of this Loan Agreement, the provisions of Section 2.8 hereof shall survive until the next succeeding six-month anniversary of the date of this Loan Agreement. Upon termination of the KFC Line of Credit by the Bank upon the occurrence and during the continuation of a KFC Event of Default, or by the KFC Cooperative at any time in its sole and absolute discretion, or otherwise at the stated maturity date of the KFC Line of Credit, the entire unpaid principal balance of and all accrued and unpaid interest on the KFC Promissory Note shall be due and payable in full to the Bank. The termination of the KFC Line of Credit, for whatever reason, shall not in any way release or relieve the KFC Cooperative or Unified from their respective obligations incurred under the Loan Documents or in connection herewith or under the KFC Promissory Note or the other Loan Documents, and the provisions hereof and the other Loan Documents to which the KFC Cooperative or Unified is a party shall continue in full force and effect until the KFC Promissory Note and all other Secured Obligations owed by the KFC Cooperative to the Bank have been paid in full to the Bank. In the event the KFC Cooperative terminates the KFC Line of Credit, which the KFC Cooperative has the right to do at any time in its sole and absolute discretion, (i) the KFC Cooperative shall be obligated to pay the KFC Promissory Note and the other Secured Obligations owed by the KFC Cooperative to the Bank in full to the Bank, and (ii) the Bank shall have the right, at its sole option, to terminate the Pizza Hut Line of Credit and/or the Taco Bell Line of Credit.

         2.4  KFC Borrowing Base.

              (a) The sum of the aggregate unpaid principal balance of the advances under the KFC Line of Credit at any one time outstanding shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000.00), or (ii) the then existing KFC Borrowing Base. The provisions of this Section 2.4(a) shall take priority and govern over any conflicting or inconsistent provision of this Loan Agreement or any other Loan Document.

              (b) Unified shall deliver monthly to the Bank, within twenty (20) days after the end of each month, a KFC Borrowing Base Report prepared and dated as of the end of the immediately preceding month and substantially in the form of Exhibit A attached hereto and made a part hereof, together with a KFC Accounts Receivable Aging Report prepared and dated as of the end of the immediately preceding month and substantially in the form of Exhibit D attached hereto and made a part hereof. Each KFC Borrowing Base Report and each KFC Accounts Receivable Aging Report shall be certified to be true, correct and accurate by the President or Chief Financial Officer of Unified. Unified shall, in addition, from time to time deliver to the Bank such other information concerning the KFC Accounts Receivable and KFC Inventory as the Bank may reasonably request. The Bank reserves the right to audit, from time to time, the KFC Accounts Receivable and/or the KFC Inventory.

              (c) The Bank shall fund each advance under the KFC Line of Credit requested by the KFC Cooperative by depositing the entire amount thereof into an operating account maintained by the KFC Cooperative with the Bank on the date requested by a duly authorized officer of the KFC Cooperative, a list of which shall be provided by the KFC Cooperative to the Bank, provided that notice of the request for such advance has been received by the Bank by 3:00 P.M. Louisville, Kentucky time on the date of the request, which must be a Business Day (unless the date of the request is the last Business Day of a month, in which event such notice must be received by the Bank by 11:00 A.M., Louisville, Kentucky time on such date); notice of a request for an advance under the KFC Line of Credit received by the Bank after such time shall be funded on the next Business Day. The obligation of the Bank to fund each request for an advance under the KFC Line of Credit is further subject to the prior satisfaction of each and every condition precedent to the making of such advance, including, without limitation, the condition precedent that the amount of the advance requested, when combined with the aggregate amount of all outstanding advances under the KFC Line of Credit, does not exceed the lesser of Fifteen Million Dollars ($15,000,000.00) or the then existing KFC Borrowing Base.

              (d) If any representation or fact pertaining to the KFC Eligible Accounts Receivable, the KFC Eligible Presold Inventory and/or the KFC Eligible Inventory Held on Account contained in any KFC Borrowing Base Report or in any KFC Accounts Receivable Aging Report shall prove to be untrue, or if all or any part of the KFC Accounts Receivable shall cease to constitute KFC Eligible Account Receivables and/or the KFC Inventory shall cease to constitute KFC Eligible Presold Inventory and/or KFC Eligible Inventory Held on Account, as applicable, for whatever reason, then such KFC Accounts Receivable and/or KFC Inventory affected thereby (collectively, the "KFC Disqualified Assets"), shall automatically be excluded from the KFC Borrowing Base. If the then aggregate principal balance of the advances outstanding under the KFC Line of Credit exceeds the KFC Borrowing Base, after excluding the KFC Disqualified Assets, the KFC Cooperative shall immediately notify the Bank in writing thereof and shall, without demand or further notice, repay to the Bank such amount of the advances under the KFC Line of Credit as is sufficient to reduce the outstanding principal balance of the advances under the KFC Line of Credit to an amount equal to or less than the KFC Borrowing Base, after excluding the KFC Disqualified Assets.

         2.5 Procedures and Conditions. The obtaining by the KFC Cooperative of each advance under the KFC Line of Credit shall be subject to the following terms and conditions:

              (a) Each advance under the KFC Line of Credit shall be in integral multiples of One Hundred Thousand Dollars ($100,000.00) or, if less, the amount available to be borrowed under the KFC Line of Credit at the time the advance is requested by the KFC Cooperative. Whenever the KFC Cooperative desires that the Bank make an advance under the KFC Line of Credit to the KFC Cooperative, the KFC Cooperative shall give the Bank telephonic or facsimile notice of the amount of the advance requested and the date on which such advance is to be made by the Bank. At the request of the Bank, the KFC Cooperative shall confirm in writing any telephonic request for an advance under the KFC Line of Credit.

              (b) The Bank shall not incur any liability to the KFC Cooperative in acting upon any telephonic notice referred to above which the Bank believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the KFC Cooperative or for otherwise acting in good faith under this Section 2.5, and, upon the funding of any advance under the KFC Line of Credit by the Bank in accordance with this Loan Agreement pursuant to any telephonic notice, the Borrower shall have effected such advance hereunder.

              (c) The Bank shall make the proceeds of each advance under the KFC Line of Credit requested by the KFC Cooperative available to the KFC Cooperative on the date requested by the KFC Cooperative (which shall be a Business Day) by causing an amount of same day funds equal to the proceeds of such advance to be credited to the operating account maintained by the KFC Cooperative with the Bank.

              (d) The KFC Cooperative shall have no right to obtain, and the Bank shall have no obligation to make, any advance under the KFC Line of Credit if a KFC Default or a KFC Event of Default has occurred and is continuing.

              (e) Each request by the KFC Cooperative for an advance under the KFC Line of Credit shall, in and of itself, constitute a continuing representation and warranty by the KFC Cooperative to the Bank (i) that the KFC Cooperative then is, and at the time the advance is actually made will be, entitled under this Loan Agreement to obtain the particular advance, and (ii) that all of the covenants, agreements, representations and warranties made by the KFC Cooperative herein and in the other Loan Documents to which the KFC Cooperative is a party are true and correct, and have been fully complied with, as of the date of such request.

              (f) The KFC Cooperative shall have no right to obtain any advance under the KFC Line of Credit unless all of the terms and conditions set forth in this Section 2.5 have been fully satisfied with regard to that advance.

              (g) The KFC Cooperative shall not pay down the outstanding principal balance of the KFC Line of Credit to an amount less than One Thousand Dollars ($1,000.00) at any one time during the period of this Loan Agreement, and in the event that the outstanding principal balance of the KFC Line of Credit is paid down to an amount less than One Thousand Dollars ($1,000.00), the Bank shall have no obligation to make any further advances under the KFC Line of Credit to the KFC Cooperative, and the KFC Cooperative shall have no right to obtain any further advances under the KFC Line of Credit, until the Bank has completely satisfied itself that it has a properly perfected security interest in and lien on all of the KFC Collateral with the priority intended under this Loan Agreement to secure the payment of all such additional advances to be made to the KFC Cooperative pursuant hereto.

         2.6 Interest on the Advances Under the KFC Line of Credit. The aggregate advances under the KFC Line of Credit shall bear interest as provided in the KFC Promissory Note. All accrued interest on the KFC Line of Credit shall be paid monthly to the Bank through the maturity date of the KFC Line of Credit, whether the stated maturity date of the KFC Line of Credit, an accelerated maturity date of the KFC Line of Credit or otherwise. All interest on the KFC Promissory Note shall be computed based upon the actual number of days elapsed over an assumed year of three hundred sixty (360) days.

         2.7 Late Charge; Post-Maturity Interest. The KFC Cooperative shall be obligated to pay to the Bank a late charge equal to five percent (5%) of any installment of accrued interest on the KFC Promissory Note not paid to the Bank when due or within ten (10) days thereafter. Further, all installments of accrued interest on and all unpaid principal of the KFC Promissory Note not paid to the Bank when due or within ten (10) days thereafter shall bear interest at the Default Rate until such overdue installments of accrued interest and/or unpaid principal have been paid in full to the Bank.

         2.8 Deficiency Fee. The KFC Cooperative hereby agrees to pay to the Bank, in respect of each calendar quarter during the term of the KFC Line of Credit, a deficiency fee (the "KFC Deficiency Fee") in an amount equal to the product of (a) the Prime Rate plus two percent (2%) per annum as of the last day of such calendar quarter, and (b) the positive difference, if any, between (i) the KFC Minimum Compensating Balances Requirement, less (ii) the sum of the average daily collected balances maintained in the KFC Demand Deposit Account during such calendar quarter. The KFC Deficiency Fee shall be due and payable to the Bank quarterly in arrears within ten (10) days after the KFC Cooperative has received an invoice for the KFC Deficiency Fee from the Bank. Any KFC Deficiency Fee not paid to the Bank when due shall bear interest at the Default Rate, and the KFC Deficiency Fee, together with all accrued interest thereon, shall continue to be immediately due and payable to the Bank.

         2.9 Purpose. The KFC Cooperative agrees that the proceeds of the KFC Line of Credit shall be used solely by the KFC Cooperative to make the cash capital contributions and the loans required to be made by the KFC Cooperative to Unified pursuant to the Unified Operating Agreement, to repay certain outstanding Indebtedness of the KFC Cooperative and to provide general working capital to the KFC Cooperative to pay its valid operating expenses arising in the ordinary course of business. The KFC Cooperative further agrees that no portion of the proceeds of the KFC Line of Credit shall be used to purchase or carry any margin stock, to extend credit to others for the purpose of purchasing or carrying margin stock or for any purpose proscribed by Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

         2.10 Payments. All payments on the KFC Promissory Note shall be in legal tender of the United States of America in immediately available funds. If the date any payment is due under the KFC Promissory Note shall not be a Business Day, the payment otherwise then due shall be due and payable on the next succeeding Business Day (provided, interest shall continue to accrue on each such non-Business Day).

         2.11 Security. The KFC Promissory Note and the other Secured Obligations owed by the KFC Cooperative to the Bank shall at all times be secured by the KFC Pledge Agreement and the Unified KFC Security Agreement together with accompanying UCC-1 Financing Statements executed by the KFC Cooperative and Unified.

         2.12 Reduction in the KFC Line of Credit. The KFC Cooperative shall have the right on each six-month anniversary of the date of this Loan Agreement, upon not less than thirty (30) days prior written notice to the Bank, to reduce the committed principal amount of the KFC Line of Credit to a lesser amount without the payment of any premium to the Bank. In such event, the KFC Cooperative, Unified and the Bank shall execute and deliver such amendment documents as shall be necessary or appropriate to evidence such reduction in the committed principal amount of the KFC Line of Credit. To the extent the unpaid principal of the KFC Line of Credit exceeds the committed principal amount of the KFC Line of Credit as reduced by the KFC Cooperative, the KFC Cooperative shall immediately pay to the

Bank, without prior demand or notice by the Bank, such amount of the unpaid principal of the KFC Line of Credit as exceeds the committed principal amount of the KFC Line of Credit. The KFC Cooperative shall have no right to subsequently increase the committed principal amount of the KFC Line of Credit, after it has been reduced by the KFC Cooperative pursuant to this Section 2.12, without the prior written consent of the Bank.

         SECTION 3.    PIZZA HUT LINE OF CREDIT.

         3.1 Pizza Hut Line of Credit. The Bank hereby establishes a revolving line of credit in favor of the Pizza Hut Cooperative in the original principal amount of Two Million Dollars ($2,000,000.00) (the "Pizza Hut Line of Credit"). The Pizza Hut Cooperative agrees that the proceeds of the Pizza Hut Line of Credit shall be used solely by the Pizza Hut Cooperative to make the cash capital contributions and the loans required to be made by the Pizza Hut Cooperative to Unified pursuant to the Unified Operating Agreement and to provide general working capital to the Pizza Hut Cooperative to pay its valid operating expenses arising in the ordinary course of business. The Pizza Hut Cooperative may obtain advances under the Pizza Hut Line of Credit pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement.

         3.2 Advances under the Pizza Hut Line of Credit. Subject to the terms and conditions of this Loan Agreement, the Bank shall make to the Pizza Hut Cooperative such advances under the Pizza Hut Line of Credit as the Pizza Hut Cooperative may from time to time request in accordance with the provisions of this Loan Agreement. All advances under the Pizza Hut Line of Credit shall be evidenced by, shall bear interest at the rates established in, shall be payable and otherwise made on the terms set forth in this Loan Agreement and the Pizza Hut Promissory Note.

         3.3 Term of Pizza Hut Line of Credit. The Pizza Hut Line of Credit shall become effective immediately as of the date of this Loan Agreement, and as of the date hereof, the Pizza Hut Cooperative may obtain advances under the Pizza Hut Line of Credit in each case subject to the terms and conditions contained herein. The Pizza Hut Line of Credit shall continue in effect until April 1, 2001, unless sooner terminated (a) by the Bank upon the occurrence and during the continuation of a Pizza

Hut Event of Default, or (b) by the Pizza Hut Cooperative at any time in its sole and absolute discretion; provided, in the event the Pizza Hut Cooperative terminates the Pizza Hut Line of Credit on any date other than a six-month anniversary of the date of this Loan Agreement, the provisions of Section 3.8 hereof shall survive until the next succeeding six-month anniversary of the date of this Loan Agreement. Upon termination of the Pizza Hut Line of Credit by the Bank upon the occurrence and during the continuation of a Pizza Hut Event of Default, or by the Pizza Hut Cooperative at any time in its sole and absolute discretion, or otherwise at the stated maturity date of the Pizza Hut Line of Credit, the entire unpaid principal balance of and all accrued and unpaid interest on the Pizza Hut Promissory Note shall be due and payable in full to the Bank. The termination of the Pizza Hut Line of Credit, for whatever reason, shall not in any way release or relieve the Pizza Hut Cooperative or Unified from their respective obligations incurred under the Loan Documents or in connection herewith or under the Pizza Hut Promissory Note or the other Loan Documents, and the provisions hereof and the other Loan Documents to which the Pizza Hut Cooperative or Unified is a party shall continue in full force and effect until the Pizza Hut Promissory Note and all other Secured Obligations owed by the Pizza Hut Cooperative to the Bank have been paid in full to the Bank. In the event the Pizza Hut Cooperative terminates the Pizza Hut Line of Credit, which the Pizza Hut Cooperative has the right to do at any time in its sole and absolute discretion, (i) the Pizza Hut Cooperative shall be obligated to pay the Pizza Hut Promissory Note and the other Secured Obligations owed by the Pizza Hut Cooperative to the Bank in full to the Bank, and (ii) the Bank shall have the right, at its sole option, to terminate the KFC Line of Credit and/or the Taco Bell Line of Credit.

         3.4  Pizza Hut Borrowing Base.

              (a) The sum of the aggregate unpaid principal balance of the advances under the Pizza Hut Line of Credit at any one time outstanding shall not exceed the lesser of (i) Two Million Dollars ($2,000,000.00), or (ii) the then existing Pizza Hut Borrowing Base. The provisions of this Section 3.4(a) shall take priority and govern over any conflicting or inconsistent provision of this Loan Agreement or any other Loan Document.

              (b) Unified shall deliver monthly to the Bank, within twenty (20) days after the end of each month, a Pizza Hut Borrowing Base Report prepared and dated as of the end of the immediately preceding month and substantially in the form of Exhibit B attached hereto and made a part hereof, together with a Pizza Hut Accounts Receivable Aging Report prepared and dated as of the end of the immediately preceding month and substantially in the form of Exhibit E attached hereto and made a part hereof. Each Pizza Hut Borrowing Base Report and each Pizza Hut Accounts Receivable Aging Report shall be certified to be true, correct and accurate by the President or Chief Financial Officer of Unified. Unified shall, in addition, from time to time deliver to the Bank such other information concerning the Pizza Hut Accounts Receivable and Pizza Hut Inventory as the Bank may reasonably request. The Bank reserves the right to audit, from time to time, the Pizza Hut Accounts Receivable and/or the Pizza Hut Inventory.

              (c) The Bank shall fund each advance under the Pizza Hut Line of Credit requested by the Pizza Hut Cooperative by depositing the entire amount thereof into an operating account maintained by the Pizza Hut Cooperative with the Bank on the date requested by a duly authorized officer of the Pizza Hut Cooperative, a list of which shall be provided by the Pizza Hut Cooperative to the Bank, provided that notice of the request for such advance has been received by the Bank by 3:00 P.M. Louisville, Kentucky time on the date of the request, which must be a Business Day (unless the date of the request is the last Business Day of a month, in which event such notice must be received by the Bank by 11:00 A.M., Louisville, Kentucky time on such date); notice of a request for an advance under the Pizza Hut Line of Credit received by the Bank after such time shall be funded on the next Business Day. The obligation of the Bank to fund each request for an advance under the Pizza Hut Line of Credit is further subject to the prior satisfaction of each and every condition precedent to the making of such advance, including, without limitation, the condition precedent that the amount of the advance requested, when combined with the aggregate amount of all outstanding advances under the Pizza Hut Line of Credit, does not exceed the lesser of Two Million Dollars ($2,000,000.00) or the then existing Pizza Hut Borrowing Base.

             (d) If any representation or fact pertaining to the Pizza Hut Eligible Accounts Receivable, the Pizza Hut Eligible Presold Inventory and/or the Pizza Hut Eligible Inventory Held on Account contained in any Pizza Hut Borrowing Base Report or in any Pizza Hut Accounts Receivable Aging Report shall prove to be untrue, or if all or any part of the Pizza Hut Accounts Receivable shall cease to constitute Pizza Hut Eligible Account Receivables and/or the Pizza Hut Inventory shall cease to constitute Pizza Hut Eligible Presold Inventory and/or Pizza Hut Eligible Inventory Held on Account, as applicable, for whatever reason, then such Pizza Hut Accounts Receivable and/or Pizza Hut Inventory affected thereby (collectively, the "Pizza Hut Disqualified Assets"), shall automatically be excluded from the Pizza Hut Borrowing Base. If the then aggregate principal balance of the advances outstanding under the Pizza Hut Line of Credit exceeds the Pizza Hut Borrowing Base, after excluding the Pizza Hut Disqualified Assets, the Pizza Hut Cooperative shall immediately notify the Bank in writing thereof and shall, without demand or further notice, repay to the Bank such amount of the advances under the Pizza Hut Line of Credit as is sufficient to reduce the outstanding principal balance of the advances under the Pizza Hut Line of Credit to an amount equal to or less than the Pizza Hut Borrowing Base, after excluding the Pizza Hut Disqualified Assets.

         3.5 Procedures and Conditions. The obtaining by the Pizza Hut Cooperative of each advance under the Pizza Hut Line of Credit shall be subject to the following terms and conditions:

             (a) Each advance under the Pizza Hut Line of Credit shall be in integral multiples of One Hundred Thousand Dollars ($100,000.00) or, if less, the amount available to be borrowed under the Pizza Hut Line of Credit at the time the advance is requested by the Pizza Hut Cooperative. Whenever the Pizza Hut Cooperative desires that the Bank make an advance under the Pizza Hut Line of Credit to the Pizza Hut Cooperative, the Pizza Hut Cooperative shall give the Bank telephonic or facsimile notice of the amount of the advance requested and the date on which such advance is to be made by the Bank. At the request of the Bank, the Pizza Hut Cooperative shall confirm in writing any telephonic request for an advance under the Pizza Hut Line of Credit.

              (b) The Bank shall not incur any liability to the Pizza Hut Cooperative in acting upon any telephonic notice referred to above which the Bank believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Pizza Hut Cooperative or for otherwise acting in good faith under this Section 3.5, and, upon the funding of any advance under the Pizza Hut Line of Credit by the Bank in accordance with this Loan Agreement pursuant to any telephonic notice, the Borrower shall have effected such advance hereunder.

              (c) The Bank shall make the proceeds of each advance under the Pizza Hut Line of Credit requested by the Pizza Hut Cooperative available to the Pizza Hut Cooperative on the date requested by the Pizza Hut Cooperative (which shall be a Business Day) by causing an amount of same day funds equal to the proceeds of such advance to be credited to the operating account maintained by the Pizza Hut Cooperative with the Bank.

              (d) The Pizza Hut Cooperative shall have no right to obtain, and the Bank shall have no obligation to make, any advance under the Pizza Hut Line of Credit if a Pizza Hut Default or a Pizza Hut Event of Default has occurred and is continuing.

              (e) Each request by the Pizza Hut Cooperative for an advance under the Pizza Hut Line of Credit shall, in and of itself, constitute a continuing representation and warranty by the Pizza Hut Cooperative to the Bank (i) that the Pizza Hut Cooperative then is, and at the time the advance is actually made will be, entitled under this Loan Agreement to obtain the particular advance, and (ii) that all of the covenants, agreements, representations and warranties made by the Pizza Hut Cooperative herein and in the other Loan Documents to which the Pizza Hut Cooperative is a party are true and correct, and have been fully complied with, as of the date of such request.

              (f) The Pizza Hut Cooperative shall have no right to obtain any advance under the Pizza Hut Line of Credit unless all of the terms and conditions set forth in this Section 3.5 have been fully satisfied with regard to that advance.

              (g) The Pizza Hut Cooperative shall not pay down the outstanding principal balance of the Pizza Hut Line of Credit to an amount less than One Thousand Dollars ($1,000.00) at any one time during the period of this Loan Agreement, and in the event that the outstanding principal balance of the Pizza Hut Line of Credit is paid down to an amount less than One Thousand Dollars ($1,000.00), the Bank shall have no obligation to make any further advances under the Pizza Hut Line of Credit to the Pizza Hut Cooperative, and the Pizza Hut Cooperative shall have no right to obtain any further advances under the Pizza Hut Line of Credit, until the Bank has completely satisfied itself that it has a properly perfected security interest in and lien on all of the Pizza Hut Collateral with the priority intended under this Loan Agreement to secure the payment of all such additional advances to be made to the Pizza Hut Cooperative pursuant hereto.

         3.6 Interest on the Advances Under the Pizza Hut Line of Credit. The aggregate advances under the Pizza Hut Line of Credit shall bear interest as provided in the Pizza Hut Promissory Note. All accrued interest on the Pizza Hut Line of Credit shall be paid monthly to the Bank through the maturity date of the Pizza Hut Line of Credit, whether the stated maturity date of the Pizza Hut Line of Credit, an accelerated maturity date of the Pizza Hut Line of Credit or otherwise. All interest on the Pizza Hut Promissory Note shall be computed based upon the actual number of days elapsed over an assumed year of three hundred sixty (360) days.

         3.7 Late Charge; Post-Maturity Interest. The Pizza Hut Cooperative shall be obligated to pay to the Bank a late charge equal to five percent (5%) of any installment of accrued interest on the Pizza Hut Promissory Note not paid to the Bank when due or within ten (10) days thereafter. Further, all installments of accrued interest on and all unpaid principal of the Pizza Hut Promissory Note not paid to the Bank when due or within ten (10) days thereafter shall bear interest at the Default Rate until such overdue installments of accrued interest and/or unpaid principal have been paid in full to the Bank.

         3.8 Deficiency Fee. The Pizza Hut Cooperative hereby agrees to pay to the Bank, in respect of each calendar quarter during the term of the Pizza Hut Line of Credit, a deficiency fee (the "Pizza Hut Deficiency Fee") in an amount equal to the product of (a) the Prime Rate plus two percent (2%) per annum as of the last day of such calendar quarter, and (b) the positive difference, if any, between (i) the Pizza Hut Minimum Compensating Balances Requirement, less (ii) the sum of the average daily collected balances maintained in the Pizza Hut Demand Deposit Account during such calendar quarter. The Pizza Hut Deficiency Fee shall be due and payable to the Bank quarterly in arrears within ten (10) days after the Pizza Hut Cooperative has received an invoice for the Pizza Hut Deficiency Fee from the Bank. Any Pizza Hut Deficiency Fee not paid to the Bank when due shall bear interest at the Default Rate, and the Pizza Hut Deficiency Fee, together with all accrued interest thereon, shall continue to be immediately due and payable to the Bank.

         3.9 Purpose. The Pizza Hut Cooperative agrees that the proceeds of the Pizza Hut Line of Credit shall be used solely by the Pizza Hut Cooperative to make the cash capital contributions and the loans required to be made by the Pizza Hut Cooperative to Unified pursuant to the Unified Operating Agreement and to provide general working capital to the Pizza Hut Cooperative to pay its valid operating expenses arising in the ordinary course of business. The Pizza Hut Cooperative further agrees that no portion of the proceeds of the Pizza Hut Line of Credit shall be used to purchase or carry any margin stock, to extend credit to others for the purpose of purchasing or carrying margin stock or for any purpose proscribed by Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

         3.10 Payments. All payments on the Pizza Hut Promissory Note shall be in legal tender of the United States of America in immediately available funds. If the date any payment is due under the Pizza Hut Promissory Note shall not be a Business Day, the payment otherwise then due shall be due and payable on the next succeeding Business Day (provided, interest shall continue to accrue on each such non-Business Day).

         3.11 Security. The Pizza Hut Promissory Note and the other Secured Obligations owed by the Pizza Hut Cooperative to the Bank shall at all times be secured by the Pizza Hut Pledge Agreement and the Unified Pizza Hut Security Agreement together with accompanying UCC-1 Financing Statements executed by the Pizza Hut Cooperative and Unified.

         3.12 Reduction in the Pizza Hut Line of Credit. The Pizza Hut Cooperative shall have the right on each six-month anniversary of the date of this Loan Agreement, upon not less than thirty (30) days prior written notice to the Bank, to reduce the committed principal amount of the Pizza Hut Line of Credit to a lesser amount without the payment of any premium to the Bank. In such event, the Pizza Hut Cooperative, Unified and the Bank shall execute and deliver such amendment documents as shall be necessary or appropriate to evidence such reduction in the committed principal amount of the Pizza Hut Line of Credit. To the extent the unpaid principal of the Pizza Hut Line of Credit exceeds the committed principal amount of the Pizza Hut Line of Credit as reduced by the Pizza Hut Cooperative, the Pizza Hut Cooperative shall immediately pay to the Bank, without prior demand or notice by the Bank, such amount of the unpaid principal of the Pizza Hut Line of Credit as exceeds the committed principal amount of the Pizza Hut Line of Credit. The Pizza Hut Cooperative shall have no right to subsequently increase the committed principal amount of the Pizza Hut Line of Credit, after it has been reduced by the Pizza Hut Cooperative pursuant to this Section 3.12, without the prior written consent of the Bank.

         SECTION 4 TACO BELL LINE OF CREDIT.

         4.1 Taco Bell Line of Credit. The Bank hereby establishes a revolving line of credit in favor of the Taco Bell Cooperative in the original principal amount of Eight Million Dollars ($8,000,000.00) (the "Taco Bell Line of Credit"). The Taco Bell Cooperative agrees that the proceeds of the Taco Bell Line of Credit shall be used solely by the Taco Bell Cooperative to make the cash capital contributions and the loans required to be made by the Taco Bell Cooperative to Unified pursuant to the Unified Operating Agreement and to provide general working capital to the Taco Bell Cooperative to pay its valid operating expenses arising in the ordinary course of business. The Taco Bell Cooperative may obtain advances under the Taco Bell Line of Credit pursuant to, and subject to the terms and conditions set forth in, this Loan Agreement.

         4.2 Advances under the Taco Bell Line of Credit. Subject to the terms and conditions of this Loan Agreement, the Bank shall make to the Taco Bell Cooperative such advances under the Taco Bell Line of Credit as the Taco Bell Cooperative may from time to time request in accordance with the provisions of this Loan Agreement. All advances under the Taco Bell Line of Credit shall be evidenced by, shall bear interest at the rates established in, shall be payable and otherwise made on the terms set forth in this Loan Agreement and the Taco Bell Promissory Note.

         4.3 Term of Taco Bell Line of Credit. The Taco Bell Line of Credit shall become effective immediately as of the date of this Loan Agreement, and as of the date hereof, the Taco Bell Cooperative may obtain advances under the Taco Bell Line of Credit in each case subject to the terms and conditions contained herein. The Taco Bell Line of Credit shall continue in effect until April 1, 2001, unless sooner terminated (a) by the Bank upon the occurrence and during the continuation of a Taco Bell Event of Default, or (b) by the Taco Bell Cooperative at any time in its sole and absolute discretion; provided, in the event the Taco Bell Cooperative terminates the Taco Bell Line of Credit on any date other than a six-month anniversary of the date of this Loan Agreement, the provisions of Section 4.8 hereof shall survive until the next succeeding six-month anniversary of the date of this Loan Agreement. Upon termination of the Taco Bell Line of Credit by the Bank upon the occurrence and during the continuation of a Taco Bell Event of Default, or by the Taco Bell Cooperative at any time in its sole and absolute discretion, or otherwise at the stated maturity date of the Taco Bell Line of Credit, the entire unpaid principal balance of and all accrued and unpaid interest on the Taco Bell Promissory Note shall be due and payable in full to the Bank. The termination of the Taco Bell Line of Credit, for whatever reason, shall not in any way release or relieve the Taco Bell Cooperative or Unified from their respective obligations incurred under the Loan Documents or in connection herewith or under the Taco Bell Promissory Note or the other Loan Documents, and the provisions hereof and the other Loan Documents to which the Taco Bell Cooperative or Unified is a party shall continue in full force and effect until the Taco Bell Promissory Note and all other Secured Obligations owed by the Taco Bell Cooperative to the Bank have been paid in full to the Bank. In the event the Taco Bell Cooperative terminates the Taco Bell Line of Credit, which the Taco Bell Cooperative has the right to do at any time in its sole and absolute discretion, (i) the Taco Bell Cooperative shall be obligated to pay the Taco Bell Promissory Note and the other Secured Obligations owed by the Taco Bell Cooperative to the Bank in full to the Bank, and (ii) the Bank shall have the right, at its sole option, to terminate the KFC Line of Credit and/or the Pizza Hut Line of Credit.

         4.4  Taco Bell Borrowing Base.

              (a) The sum of the aggregate unpaid principal balance of the advances under the Taco Bell Line of Credit at any one time outstanding shall not exceed the lesser of (i) Eight Million Dollars ($8,000,000.00), or (ii) the then existing Taco Bell Borrowing Base. The provisions of this Section 4.4(a) shall take priority and govern over any conflicting or inconsistent provision of this Loan Agreement or any other Loan Document.

              (b) Unified shall deliver monthly to the Bank, within twenty (20) days after the end of each month, a Taco Bell Borrowing Base Report prepared and dated as of the end of the immediately preceding month and substantially in the form of Exhibit C attached hereto and made a part hereof, together with a Taco Bell Accounts Receivable Aging Report prepared and dated as of the end of the immediately preceding month and substantially in the form of Exhibit F attached hereto and made a part hereof. Each Taco Bell Borrowing Base Report and each Taco Bell Accounts Receivable Aging Report shall be certified to be true, correct and accurate by the President or Chief Financial Officer of Unified. Unified shall, in addition, from time to time deliver to the Bank such other information concerning the Taco Bell Accounts Receivable and Taco Bell Inventory as the Bank may reasonably request. The Bank reserves the right to audit, from time to time, the Taco Bell Accounts Receivable and/or the Taco Bell Inventory.

              (c) The Bank shall fund each advance under the Taco Bell Line of Credit requested by the Taco Bell Cooperative by depositing the entire amount thereof into an operating account maintained by the Taco Bell Cooperative with the Bank on the date requested by a duly authorized officer of the Taco Bell Cooperative, a list of which shall be provided by the Taco Bell Cooperative to the Bank, provided that notice of the request for such advance has been received by the Bank by 3:00 P.M. Louisville, Kentucky time on the date of the request, which must be a Business Day (unless the date of the request is the last

Business Day of a month, in which event such notice must be received by the Bank by 11:00 A.M., Louisville, Kentucky time on such date); notice of a request for an advance under the Taco Bell Line of Credit received by the Bank after such time shall be funded on the next Business Day. The obligation of the Bank to fund each request for an advance under the Taco Bell Line of Credit is further subject to the prior satisfaction of each and every condition precedent to the making of such advance, including, without limitation, the condition precedent that the amount of the advance requested, when combined with the aggregate amount of all outstanding advances under the Taco Bell Line of Credit, does not exceed the lesser of Eight Million Dollars ($8,000,000.00) or the then existing Taco Bell Borrowing Base.

              (d) If any representation or fact pertaining to the Taco Bell Eligible Accounts Receivable, the Taco Bell Eligible Presold Inventory and/or the Taco Bell Eligible Inventory Held on Account contained in any Taco Bell Borrowing Base Report or in any Taco Bell Accounts Receivable Aging Report shall prove to be untrue, or if all or any part of the Taco Bell Accounts Receivable shall cease to constitute Taco Bell Eligible Account Receivables and/or the Taco Bell Inventory shall cease to constitute Taco Bell Eligible Presold Inventory and/or Taco Bell Eligible Inventory Held on Account, as applicable, for whatever reason, then such Taco Bell Accounts Receivable and/or Taco Bell Inventory affected thereby (collectively, the "Taco Bell Disqualified Assets"), shall automatically be excluded from the Taco Bell Borrowing Base. If the then aggregate principal balance of the advances outstanding under the Taco Bell Line of Credit exceeds the Taco Bell Borrowing Base, after excluding the Taco Bell Disqualified Assets, the Taco Bell Cooperative shall immediately notify the Bank in writing thereof and shall, without demand or further notice, repay to the Bank such amount of the advances under the Taco Bell Line of Credit as is sufficient to reduce the outstanding principal balance of the advances under the Taco Bell Line of Credit to an amount equal to or less than the Taco Bell Borrowing Base, after excluding the Taco Bell Disqualified Assets.

         4.5 Procedures and Conditions. The obtaining by the Taco Bell Cooperative of each advance under the Taco Bell Line of Credit shall be subject to the following terms and conditions:

              (a) Each advance under the Taco Bell Line of Credit shall be in integral multiples of One Hundred Thousand Dollars ($100,000.00) or, if less, the amount available to be borrowed under the Taco Bell Line of Credit at the time the advance is requested by the Taco Bell Cooperative. Whenever the Taco Bell Cooperative desires that the Bank make an advance under the Taco Bell Line of Credit to the Taco Bell Cooperative, the Taco Bell Cooperative shall give the Bank telephonic or facsimile notice of the amount of the advance requested and the date on which such advance is to be made by the Bank. At the request of the Bank, the Taco Bell Cooperative shall confirm in writing any telephonic request of an advance under the Taco Bell Line of Credit.

              (b) The Bank shall not incur any liability to the Taco Bell Cooperative in acting upon any telephonic notice referred to above which the Bank believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Taco Bell Cooperative or for otherwise acting in good faith under this Section 4.5, and, upon the funding of any advance under the Taco Bell Line of Credit by the Bank in accordance with this Loan Agreement pursuant to any telephonic notice, the Borrower shall have effected such advance hereunder.

              (c) The Bank shall make the proceeds of each advance under the Taco Bell Line of Credit requested by the Taco Bell Cooperative available to the Taco Bell Cooperative on the date requested by the Taco Bell Cooperative (which shall be a Business Day) by causing an amount of same day funds equal to the proceeds of such advance to be credited to the operating account maintained by the Taco Bell Cooperative with the Bank.

              (d) The Taco Bell Cooperative shall have no right to obtain, and the Bank shall have no obligation to make, any advance under the Taco Bell Line of Credit if a Taco Bell Default or a Taco Bell Event of Default has occurred and is continuing.

              (e) Each request by the Taco Bell Cooperative for an advance under the Taco Bell Line of Credit shall, in and of itself, constitute a continuing representation and warranty by the Taco Bell Cooperative to the Bank (i) that the Taco Bell Cooperative then is, and at the time the advance is actually made will be, entitled under this Loan Agreement to obtain the particular advance, and (ii) that all of the covenants, agreements, representations and warranties made by the Taco Bell Cooperative herein and in the other Loan Documents to which the Taco Bell Cooperative is a party are true and correct, and have been fully complied with, as of the date of such request.

              (f) The Taco Bell Cooperative shall have no right to obtain any advance under the Taco Bell Line of Credit unless all of the terms and conditions set forth in this Section 2.5 have been fully satisfied with regard to that advance.

              (g) The Taco Bell Cooperative shall not pay down the outstanding principal balance of the Taco Bell Line of Credit to an amount less than One Thousand Dollars ($1,000.00) at any one time during the period of this Loan Agreement, and in the event that the outstanding principal balance of the Taco Bell Line of Credit is paid down to an amount less than One Thousand Dollars ($1,000.00), the Bank shall have no obligation to make any further advances under the Taco Bell Line of Credit to the Taco Bell Cooperative, and the Taco Bell Cooperative shall have no right to obtain any further advances under the Taco Bell Line of Credit, until the Bank has completely satisfied itself that it has a properly perfected security interest in and lien on all of the Taco Bell Collateral with the priority intended under this Loan Agreement to secure the payment of all such additional advances to be made to the Taco Bell Cooperative pursuant hereto.

         4.6 Interest on the Advances Under the Taco Bell Line of Credit. The aggregate advances under the Taco Bell Line of Credit shall bear interest as provided in the Taco Bell Promissory Note. All accrued interest on the Taco Bell Line of Credit shall be paid monthly to the Bank through the maturity date of the Taco Bell Line of Credit, whether the stated maturity date of the Taco Bell Line of Credit, an accelerated maturity date of the Taco Bell Line of Credit or otherwise. All interest on the Taco Bell Promissory Note shall be computed based upon the actual number of days elapsed over an assumed year of three hundred sixty (360) days.

         4.7 Late Charge; Post-Maturity Interest. The Taco Bell Cooperative shall be obligated to pay to the Bank a late charge equal to five percent (5%) of any installment of accrued interest on the Taco Bell Promissory Note not paid to the Bank when due or within ten (10) days thereafter. Further, all installments of accrued interest on and all unpaid principal of the Taco Bell Promissory Note not paid to the Bank when due or within ten (10) days thereafter shall bear interest at the Default Rate until such overdue installments of accrued interest and/or unpaid principal have been paid in full to the Bank.

         4.8 Deficiency Fee. The Taco Bell Cooperative hereby agrees to pay to the Bank, in respect of each calendar quarter during the term of the Taco Bell Line of Credit, a deficiency fee (the "Taco Bell Deficiency Fee") in an amount equal to the product of (a) the Prime Rate plus two percent (2%) per annum as of the last day of such calendar quarter, and (b) the positive difference, if any, between (i) the Taco Bell Minimum Compensating Balances Requirement, less (ii) the sum of the average daily collected balances maintained in the Taco Bell Demand Deposit Account during such calendar quarter. The Taco Bell Deficiency Fee shall be due and payable to the Bank quarterly in arrears within ten (10) days after the Taco Bell Cooperative has received an invoice for the Taco Bell Deficiency Fee from the Bank. Any Taco Bell Deficiency Fee not paid to the Bank when due shall bear interest at the Default Rate, and the Taco Bell Deficiency Fee, together with all accrued interest thereon, shall continue to be immediately due and payable to the Bank.

         4.9 Purpose. The Taco Bell Cooperative agrees that the proceeds of the Taco Bell Line of Credit shall be used solely by the Taco Bell Cooperative to make the cash capital contributions and the loans required to be made by the Taco Bell Cooperative to Unified pursuant to the Unified Operating Agreement and to provide general working capital to the Taco Bell Cooperative to pay its valid operating expenses arising in the ordinary course of business. The Taco Bell Cooperative further agrees that no portion of the proceeds of the Taco Bell Line of Credit shall be used to purchase or carry any margin stock, to extend credit to others for the purpose of purchasing or carrying margin stock or for any purpose proscribed by Regulation G, Regulation T, Regulation U or Regulation X of the Board of Governors of the Federal Reserve System.

         4.10 Payments. All payments on the Taco Bell Promissory Note shall be in legal tender of the United States of America in immediately available funds. If the date any payment is due under the Taco Bell Promissory Note shall not be a Business Day, the payment otherwise then due shall be due and payable on the next succeeding Business Day (provided, interest shall continue to accrue on each such non-Business Day).

         4.11 Security. The Taco Bell Promissory Note and the other Secured Obligations owed by the Taco Bell Cooperative to the Bank shall at all times be secured by the Taco Bell Pledge Agreement and the Unified Taco Bell Security Agreement together with accompanying UCC-1 Financing Statements executed by the Taco Bell Cooperative and Unified.

         4.12 Reduction in the Taco Bell Line of Credit. The Taco Bell Cooperative shall have the right on each six-month anniversary of the date of this Loan Agreement, upon not less than thirty (30) days prior written notice to the Bank, to reduce the committed principal amount of the Taco Bell Line of Credit to a lesser amount without the payment of any premium to the Bank. In such event, the Taco Bell Cooperative, Unified and the Bank shall execute and deliver such amendment documents as shall be necessary or appropriate to evidence such reduction in the committed principal amount of the Taco Bell Line of Credit. To the extent the unpaid principal of the Taco Bell Line of Credit exceeds the committed principal amount of the Taco Bell Line of Credit as reduced by the Taco Bell Cooperative, the Taco Bell Cooperative shall immediately pay to the Bank, without prior demand or notice by the Bank, such amount of the unpaid principal of the Taco Bell Line of Credit as exceeds the committed principal amount of the Taco Bell Line of Credit. The Taco Bell Cooperative shall have no right to subsequently increase the committed principal amount of the Taco Bell Line of Credit, after it has been reduced by the Taco Bell Cooperative pursuant to this Section 4.12, without the prior written consent of the Bank.

         SECTION 5.  CONDITIONS PRECEDENT TO KFC LINE OF CREDIT.

         5.1 Conditions Precedent to KFC Line of Credit. The obligation of the Bank to establish the KFC Line of Credit in favor of the KFC Cooperative is expressly subject to the delivery of the following documents to the Bank, in each case dated the date of this Loan Agreement or such other date as shall be satisfactory to the Bank and in form and substance satisfactory to the
Bank:

              (a) Corporate Documents.

                   (i) Copies of the Certificate of Incorporation and the Bylaws of the KFC Cooperative, a Certificate of Existence duly issued on behalf of the KFC Cooperative by each of the Secretary of State of Delaware and the Secretary of State of Kentucky, and resolutions of the Board of Directors of the KFC Cooperative authorizing the execution, delivery and performance of this Loan Agreement and the other Loan Documents to which the KFC Cooperative is a party by the KFC Cooperative and an incumbency certificate with respect to the KFC Cooperative, all certified by the Secretary or an Assistant Secretary of the KFC Cooperative and further certifying the names and true signatures of the officers of the KFC Cooperative authorized to sign this Loan Agreement and the other Loan Documents to be delivered by the KFC Cooperative hereunder.

                   (ii) Copies of the Articles of Organization and the Operating Agreement of Unified, a Certificate of Existence duly issued on behalf of Unified by the Secretary of State of Kentucky, and resolutions of the Board of Directors of Unified authorizing the execution, delivery and performance of this Loan Agreement and the other Loan Documents to which Unified is a party by Unified and an incumbency certificate with respect to Unified, all certified by the Secretary or an Assistant Secretary of Unified and further certifying the names and true signatures of the officers of Unified authorized to sign this Loan Agreement and the other Loan Documents to which Unified is a party.

              (b) Loan Agreement. This Loan Agreement, duly executed and delivered by the KFC Cooperative, the Pizza Hut Cooperative, the Taco Bell Cooperative and Unified.

              (c) KFC Promissory Note. The KFC Promissory Note, duly executed and delivered by the KFC Cooperative.

              (d) KFC Pledge Agreement. The KFC Pledge Agreement and accompanying UCC-1 Financing Statements, in each case duly executed and delivered by the KFC Cooperative.

              (e) Unified KFC Security Agreement. The Unified KFC ecurity Agreement and accompanying UCC-1 Financing Statements, in each case duly executed and delivered by Unified.

              (f) Legal Opinion. An opinion of Brown, Todd & Heyburn PLLC, counsel to the KFC Cooperative and Unified, in substantially the form attached hereto and made a part hereof as Exhibit G.

              (g) UCC-3 Termination Statements. All Uniform Commercial Code Termination Statements necessary to release of record all liens and security interests encumbering the KFC Collateral.

              (h) Certificate of Insurance. A Certificate of Insurance, confirming that the KFC Cooperative and Unified have obtained all of the insurance required under this Loan Agreement and the other Loan Documents.

              (i) UCC Search Reports. UCC-11 Search Reports with respect to the KFC Cooperative and Unified from the Clerk of Jefferson County, the Secretary of State of Kentucky and each other appropriate public office.

              (j) Other Documents. Such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.

              (k) Certificates of the KFC Cooperative. Certificates signed by a duly authorized officer of the KFC Cooperative, dated the date of this Loan Agreement, stating that:

                  (i) The representations and warranties of the KFC Cooperative and Unified contained in Section 8 hereof are correct on and as of the date of this Loan Agreement as though made on and as of such date; and

                  (ii) No KFC Event of Default referred to in Section 11 hereof has occurred and is continuing, or would result from the consummation of the transactions contemplated in this Loan Agreement, and no event has occurred and is continuing which would constitute a KFC Event of Default but for the requirement that notice be given or time elapse or both.

             (l) Satisfaction of Other Conditions Precedent. The conditions precedent set forth in Sections 6 and 7 of this Loan Agreement shall have been satisfied to the Bank's satisfaction.

             (m) Transaction Documents. The Transaction Documents shall have been fully executed and delivered by all parties thereto and all of the transactions required to be consummated thereunder as of the date of this Loan Agreement shall have been consummated or shall be consummated contemporaneously with the initial advances under the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit.

             (n) Net Worth. Each Borrower and Unified shall have or, in the case of Unified will have, contemporaneously with the initial advances under the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit, met the initial minimum Net Worth required under Section 10 hereof.

         5.2 Conditions Precedent to Advances Under the KFC Line of Credit. The obligation of the Bank to make each advance under the KFC Line of Credit is expressly subject to the satisfaction of the following conditions precedent:

             (a) No Existing KFC Default or KFC Event of Default. No KFC Default or KFC Event of Default shall have occurred and be continuing.

             (b) Continuation of Representations and Warranties. The representations and warranties set forth in Section 8 with respect to the KFC Cooperative and Unified shall be true and correct as of the date of the making of any such advance under the KFC Line of Credit.

         SECTION 6.  CONDITIONS PRECEDENT TO PIZZA HUT LINE OF CREDIT.

         6.1 Conditions Precedent to Pizza Hut Line of Credit. The obligation of the Bank to establish the Pizza Hut Line of Credit in favor of the Pizza Hut Cooperative is expressly subject to the delivery of the following documents to the Bank, in each case dated the date of this Loan Agreement or such other date as shall be satisfactory to the Bank and in form and substance satisfactory to the Bank:

             (a) Corporate Documents.

                 (i) Copies of the Certificate of Incorporation and the Bylaw/s of the Pizza Hut Cooperative, a Certificate of Existence duly issued on behalf of the Pizza Hut Cooperative by each of the Secretary of State of Delaware and the Secretary of State of Kentucky, and resolutions of the Board of Directors of the Pizza Hut Cooperative authorizing the execution, delivery and performance of this Loan Agreement and the other Loan Documents to which the Pizza Hut Cooperative is a party by the Pizza Hut Cooperative and an incumbency certificate with respect to the Pizza Hut Cooperative, all certified by the Secretary or an Assistant Secretary of the Pizza Hut Cooperative and further certifying the names and true signatures of the officers of the Pizza Hut Cooperative authorized to sign this Loan Agreement and the other Loan Documents to be delivered by the Pizza Hut Cooperative hereunder.

                 (ii) Copies of the Articles of Organization and the Operating Agreement of Unified, a Certificate of Existence duly issued on behalf of Unified by the Secretary of State of Kentucky, and resolutions of the Board of Directors of Unified authorizing the execution, delivery and performance of this Loan Agreement and the other Loan Documents to which Unified is a party by Unified and an incumbency certificate with respect to Unified, all certified by the Secretary or an Assistant Secretary of Unified and further certifying the names and true signatures of the officers of Unified authorized to sign this Loan Agreement and the other Loan Documents to which Unified is a party.

             (b) Loan Agreement. This Loan Agreement, duly executed and delivered by the KFC Cooperative, the Pizza Hut Cooperative, the Taco Bell Cooperative and Unified.

             (c) Pizza Hut Promissory Note. The Pizza Hut Promissory Note, duly executed and delivered by the Pizza Hut Cooperative.

             (d) Pizza Hut Pledge Agreement. The Pizza Hut Pledge Agreement and accompanying UCC-1 Financing Statements, in each case duly executed and delivered by the Pizza Hut Cooperative.

             (e) Unified Pizza Hut Security Agreement. The Unified Pizza Hut Security Agreement and accompanying UCC-1 Financing Statements, in each case duly executed and delivered by Unified.

             (f) Legal Opinion. An opinion of Brown, Todd & Heyburn PLLC, counsel to the Pizza Hut Cooperative and Unified, in substantially the form attached hereto and made a part hereof as Exhibit G.

             (g) UCC-3 Termination Statements. All Uniform Commercial Code Termination Statements necessary to release of record all liens and security interests encumbering the Pizza Hut Collateral.

             (h) Certificate of Insurance. A Certificate of Insurance, confirming that the Pizza Hut Cooperative and Unified have obtained all of the insurance required under this Loan Agreement and the other Loan Documents.

             (i) UCC Search Reports. UCC-11 Search Reports with respect to the Pizza Hut Cooperative and Unified from the Clerk of Jefferson County, the Secretary of State of Kentucky and each other appropriate public office.

             (j) Other Documents. Such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.

             (k) Certificates of the Pizza Hut Cooperative. Certificates signed by a duly authorized officer of the Pizza Hut Cooperative, dated the date of this Loan Agreement, stating that:

                 (i) The representations and warranties of the Pizza Hut Cooperative and Unified contained in Section 8 hereof are correct on and as of the date of this Loan Agreement as though made on and as of such date; and

                 (ii) No Pizza Hut Event of Default referred to in Section 11 hereof has occurred and is continuing, or would result from the consummation of the transactions contemplated in this Loan Agreement, and no event has occurred and is continuing which would constitute a Pizza Hut Event of Default but for the requirement that notice be given or time elapse or both.

             (l) Satisfaction of Other Conditions Precedent. The conditions precedent set forth in Sections 5 and 7 of this Loan Agreement shall have been satisfied to the Bank's satisfaction.

             (m) Transaction Documents. The Transaction Documents shall have been fully executed and delivered by all parties thereto and all of the transactions required to be consummated thereunder as of the date of this Loan Agreement shall have been consummated or shall be consummated contemporaneously with the initial advances under the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit.

             (n) Net Worth. Each Borrower and Unified shall have or, in the case of Unified will have, contemporaneously with the initial advances under the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit, met the initial minimum Net Worth required under Section 10 hereof.

         6.2 Conditions Precedent to Advances Under the Pizza Hut Line of Credit. The obligation of the Bank to make each advance under the Pizza Hut Line of Credit is expressly subject to the satisfaction of the following conditions precedent:

             (a) No Existing Pizza Hut Default or Pizza Hut Event of Default. No Pizza Hut Default or Pizza Hut Event of Default shall have occurred and be continuing.

             (b) Continuation of Representations and Warranties. The representations and warranties set forth in Section 8 with respect to the Pizza Hut Cooperative and Unified shall be true and correct as of the date of the making of any such advance under the Pizza Hut Line of Credit.

         SECTION 7.  CONDITIONS PRECEDENT TO TACO BELL LINE OF CREDIT.

         7.1 Conditions Precedent to Taco Bell Line of Credit. The obligation of the Bank to establish the Taco Bell Line of Credit in favor of the Taco Bell Cooperative is expressly subject to the delivery of the following documents to the Bank, in each case dated the date of this Loan Agreement or such other date as shall be satisfactory to the Bank and in form and substance satisfactory to the
Bank:

             (a) Corporate Documents.

                 (i) Copies of the Certificate of Incorporation and the Bylaws of the Taco Bell Cooperative, a Certificate of Existence duly issued on behalf of the Taco Bell Cooperative by each of the Secretary of State of Delaware and the Secretary of State of Kentucky, and resolutions of the Board of Directors of the Taco Bell Cooperative authorizing the execution, delivery and performance of this Loan Agreement and the other Loan Documents to which the Taco Bell Cooperative is a party by the Taco Bell Cooperative and an incumbency certificate with respect to the Taco Bell Cooperative, all certified by the Secretary or an Assistant Secretary of the Taco Bell Cooperative and further certifying the names and true signatures of the officers of the Taco Bell Cooperative authorized to sign this Loan Agreement and the other Loan Documents to be delivered by the Taco Bell Cooperative hereunder.

                 (ii) Copies of the Articles of Organization and the Operating Agreement of Unified, a Certificate of Existence duly issued on behalf of Unified by the Secretary of State of Kentucky, and resolutions of the Board of Directors of Unified authorizing the execution, delivery and performance of this Loan Agreement and the other Loan Documents to which Unified is a party by Unified and an incumbency certificate with respect to Unified, all certified by the Secretary or an Assistant Secretary of Unified and further certifying the names and true signatures of the officers of Unified authorized to sign this Loan Agreement and the other Loan Documents to which Unified is a party.

             (b) Loan Agreement. This Loan Agreement, duly executed and delivered by the KFC Cooperative, the Pizza Hut Cooperative, the Taco Bell Cooperative and Unified.

             (c) Taco Bell Promissory Note. The Taco Bell Promissory Note, duly executed and delivered by the Taco Bell Cooperative.

             (d) Taco Bell Pledge Agreement. The Taco Bell Pledge Agreement and accompanying UCC-1 Financing Statements, in each case duly executed and delivered by the Taco Bell Cooperative.

             (e) Unified Taco Bell Security Agreement. The Unified Taco Bell Security Agreement and accompanying UCC-1 Financing Statements, in each case duly executed and delivered by Unified.

             (f) Legal Opinion. An opinion of Brown, Todd & Heyburn PLLC, counsel to the Taco Bell Cooperative and Unified, in substantially the form attached hereto and made a part hereof as Exhibit G.

             (g) UCC-3 Termination Statements. All Uniform Commercial Code Termination Statements necessary to release of record all liens and security interests encumbering the Taco Bell Collateral.

             (h) Certificate of Insurance. A Certificate of Insurance, confirming that the Taco Bell Cooperative and Unified have obtained all of the insurance required under this Loan Agreement and the other Loan Documents.

             (i) UCC Search Reports. UCC-11 Search Reports with respect to the Taco Bell Cooperative and Unified from the Clerk of Jefferson County, the Secretary of State of Kentucky and each other appropriate public office.

             (j) Other Documents. Such other documents, instruments, approvals (and, if requested by the Bank, certified duplicates of executed copies thereof) or opinions as the Bank may reasonably request.

             (k) Certificates of the Taco Bell Cooperative. Certificates signed by a duly authorized officer of the Taco Bell Cooperative, dated the date of this Loan Agreement, stating that:

                 (i) The representations and warranties of the Taco Bell Cooperative and Unified contained in Section 8 hereof are correct on and as of the date of this Loan Agreement as though made on and as of such date; and

                 (ii) No Taco Bell Event of Default referred to in Section 11 hereof has occurred and is continuing, or would result from the consummation of the transactions contemplated in this Loan Agreement, and no event has occurred and is continuing which would constitute a Taco Bell Event of Default but for the requirement that notice be given or time elapse or both.

             (l) Satisfaction of Other Conditions Precedent. The conditions precedent set forth in Sections 5 and 6 of this Loan Agreement shall have been satisfied to the Bank's satisfaction.

             (m) Transaction Documents. The Transaction Documents shall have been fully executed and delivered by all parties thereto and all of the transactions required to be consummated thereunder as of the date of this Loan Agreement shall have been consummated or shall be consummated contemporaneously with the initial advances under the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit.

             (n) Net Worth. Each Borrower and Unified shall have or, in the case of Unified will have, contemporaneously with the initial advances under the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit, met the initial minimum Net Worth required under Section 10 hereof.

         7.2 Conditions Precedent to Advances Under the Taco Bell Line of Credit. The obligation of the Bank to make each advance under the Taco Bell Line of Credit is expressly subject to the satisfaction of the following conditions precedent:

             (a) No Existing Taco Bell Default or Taco Bell Event of
Default. No Taco Bell Default or Taco Bell Event of Default shall have occurred and be continuing.

             (b) Continuation of Representations and Warranties. The representations and warranties set forth in Section 8 with respect to the Taco Bell Cooperative and Unified shall be true and correct as of the date of the making of any such advance under the Taco Bell Line of Credit.

         SECTION 8.    REPRESENTATIONS AND WARRANTIES.

         In order to induce the Bank to execute and deliver this Loan Agreement and the other Loan Documents to which it is a party and to establish each of the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit, each Borrower, as to itself only, and Unified, as to itself and each Borrower, hereby represents and warrants to the Bank as follows:

         8.1 Corporate Existence.

             (a) Each Borrower is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation under the laws of the Commonwealth of Kentucky and each other state in which it is required by law to qualify to transact business.

             (b) Unified is a limited liability company duly organized and validly existing and in good standing under the laws of the Commonwealth of Kentucky and is duly qualified to transact business as a foreign limited liability company under the laws of each state in which it is required by law to qualify to transact business.

         8.2 Requisite Power and Authority. Each Borrower and Unified has the requisite power and authority to execute, deliver and perform its obligations under this Loan Agreement and each other Loan Document to which it is a party.

         8.3 No Violation. The execution, delivery and performance of this Loan Agreement and the other Loan Documents to which each Borrower and Unified is a party will not violate any provision of law or the formation documents of any Borrower or Unified or, except as otherwise described in writing to the Bank, any agreement, document or instrument to which any Borrower or Unified is a party or which is binding on it or its property, and will not result in the creation or imposition of any lien, charge or any encumbrance on, or security interest in, any of its property pursuant to the provisions of any such agreement, document or instrument.

         8.4 No Material Litigation. Except as described on Exhibit I attached hereto and made a part hereof, there is no litigation and no administrative investigation proceeding of or before any governmental body (including the Internal Revenue Service) presently pending against any Borrower or Unified or its property, the result of which could have a material adverse effect on such Borrower or Unified or its financial condition, results of operations or property, nor, to the knowledge of any Borrower or Unified, is any such litigation or proceeding presently threatened against it or its property.

         8.5 No Default. No default hereunder has occurred and is continuing and none of the Borrowers or Unified is in default under any agreement to which it is a party and which default might, in the opinion of such Borrower or Unified, have a material adverse affect on its financial condition, results of operations or property.

         8.6 Financial Condition. The financial statements of the KFC Cooperative previously delivered to the Bank present fairly the financial condition of the KFC Cooperative as of the dates thereof and the results of its operations for the periods covered thereby.

         8.7 Tax Returns and Tax Payments. Each Borrower and Unified has filed all tax returns required by law to be filed by it and has paid all taxes, assessments and other governmental charges levied upon its properties, assets, income and franchises, other than those not yet delinquent and those being or about to be contested by such Borrower or Unified and in respect of which such Borrower or Unified has established appropriate accruals and/or reserves on its books and records in accordance with GAAP. The charges, accruals and reserves on the books of each Borrower and Unified in respect of its taxes are adequate in the opinion of such Borrower and Unified. None of the Borrowers or Unified knows of any unpaid assessment for additional taxes applicable to it.

         8.8 Title to Properties; Liens. Each Borrower and Unified has good and marketable title to all of its properties and assets, and none of such properties or assets is or will be, as of the date of this Loan Agreement, subject to any lien, encumbrance or security interest except for liens for taxes not yet due and owing, the liens and security interests created under the Loan Documents and other permitted liens and encumbrances.

         8.9 Leases. Each Borrower and Unified enjoys quiet possession under each lease to which it is a party as lessee, and all of such leases are to the best knowledge of each

Borrower and Unified, after due inquiry, validly existing and in full force and effect, and, to the best knowledge of such Borrower and Unified, after due inquiry, neither the lessor nor such Borrower or Unified as lessee is in default under any of such leases. None of such leases contains any provision restricting the incurrence of indebtedness by the lessee or any unusual or burdensome provision materially adversely affecting the current and proposed operations of such Borrower or Unified.

         8.10 Full Disclosure. The financial statements referred to in Section
8.6 above do not and will not, nor does this Loan Agreement or any other Loan Document or other written statement furnished by any Borrower or Unified to the Bank in connection with the negotiation of this Loan Agreement and the other Loan Documents, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. None of the Borrowers or Unified has failed to disclose to the Bank any material fact known to such Borrower or Unified that could materially adversely affect or, so far as such Borrower or Unified can reasonably foresee, will materially adversely affect its financial condition, results of operations, property, activities or prospect of future success.

         8.11 Execution and Delivery. This Loan Agreement and the other Loan Documents to which each Borrower or Unified is a party have been duly executed and delivered by such Borrower and Unified and constitute the legal, valid and binding obligations of such Borrower and Unified, enforceable in accordance with their respective terms.

         8.12 No Material Liabilities. None of the Borrowers or Unified has any material liabilities, direct or contingent, other than as disclosed on its financial statements or otherwise to the Bank, nor has any Borrower or Unified guaranteed, or otherwise become responsible for, the material obligations of any person or entity, other than as set forth in the financial statements referred to in Section 8.6 hereof.

         8.13 Agreements Requiring Subordination. There is no agreement, indenture, contract or instrument to which any Borrower or Unified is a party, or by which any Borrower or Unified may be bound, that requires a subordination of right of payment to the Bank of any of the Secured Obligations to any other obligation of any Borrower or Unified.

         8.14 Permits and Licenses to Conduct Business. Each Borrower and Unified possesses, and will hereafter possess, to the best of its knowledge, all permits, memberships, franchises, contracts, licenses, trademark rights, tradenames, tradename rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged or proposes to engage without conflict with the rights of others.

         8.15 ERISA. Each employee benefit plan or other plan maintained by each Borrower and Unified for its employees that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), has been maintained and funded in all material respects in accordance with its terms and with all provisions of ERISA applicable thereto.

         8.16 Environmental Conditions. To the best knowledge of each Borrower and Unified, there are no present Environmental Conditions, as hereinafter defined, in any way relating to the business of such Borrower or Unified, and there have been no past Environmental Conditions which at present materially affect, or may in the future materially affect, such Borrower or Unified. For purposes of this Loan Agreement, Environmental Conditions means (a) the introduction into the environmental of any pollution, including without limitation any contaminant, irritant or pollutant or other toxic or hazardous substance (whether or not such pollution constituted at the time thereof a violation of any statute, law, ordinance or regulation), as a result of any spill, discharge, leak, emission, escape, injection, dumping or release of any kind whatsoever of any substance or exposure of any type in any work places or to any medium, including without limitation air, land, surface waters or ground waters, or from any generation, transportation, treatment, discharge, storage or disposal of waste materials, raw materials, hazardous materials, toxic materials or products of any kind or from the storage, use or handling of any hazardous or toxic materials or other substances, as a result of which any Borrower or Unified or any of the assets of any Borrower or Unified may suffer or be subjected to any lien, or (b) any noncompliance with or violation of any environmental law, whether federal, state or local, as a result of or in connection with any of the foregoing.

         SECTION 9.  AFFIRMATIVE COVENANTS.

         Each Borrower and Unified hereby as to itself only covenants and agrees in favor of the Bank as to the following matters as they pertain to such Borrower or Unified, which covenants shall remain in effect (a) with respect to each Borrower so long as the Line of Credit established by the Bank in favor of such Borrower remains in effect, and (b) with respect to Unified, so long as any Line of Credit established by the Bank in favor of a Borrower remains in effect:

         9.1 Financial Statements. Each Borrower and Unified shall furnish to the Bank (a) within forty-five (45) days after the end of each fiscal quarter, an unaudited balance sheet and unaudited statements of profit and loss and cash flows of such Borrower and Unified, for the period from the commencement of the current fiscal year of the Borrower or Unified to the date of such unaudited financial statements, setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year of such Borrower or Unified, all in reasonable detail, prepared in accordance with GAAP, and certified to be true, accurate and complete by the President or Chief Financial Officer of such Borrower or Unified, (b) together with the unaudited financial statements required to be delivered by each Borrower and Unified pursuant to subpart (a) above, a compliance certificate in the form attached hereto and made a part hereof as Exhibit H for such Borrower or Unified, demonstrating compliance by such Borrower or Unified with the financial covenants set forth in this Loan Agreement with respect to such Borrower or Unified as of and for the period ended on the date of such unaudited financial statements, (c) within seventy-five (75) days after the end of each fiscal year of the Borrower and Unified, an audited balance sheet and audited statements of profit and loss and cash flows of such Borrower and Unified for such fiscal year, setting forth in comparative form the corresponding figures for the preceding fiscal year of such Borrower and Unified, all in reasonable detail, prepared in accordance with GAAP and certified by independent public accountants of recognized standing selected by such Borrower and Unified, (d) such other financial information with respect to any Borrower or Unified as the Bank may, from time to time, reasonably request, and (e) within seventy-five (75) days after the end of each fiscal year of each

Borrower and Unified, a certificate of the President or Chief Financial Officer of such Borrower or Unified stating (i) that a review of the activities of such Borrower or Unified during such fiscal year has been made under his or her supervision with a view to determining whether such Borrower or Unified has kept, observed and fulfilled all of its obligations under this Loan Agreement, and (ii) that, to the best of his or her knowledge, such Borrower or Unified during such fiscal year has kept, observed, performed and fulfilled each and every material covenant and condition set forth in this Loan Agreement and is not then in material default under this Loan Agreement, or, if it shall be in material default, specifying all such defaults and the nature and status thereof. In addition, each Borrower and Unified shall submit to the Bank cash flow, profit and loss and balance sheet projections, all prepared in accordance with GAAP, thirty (30) days prior to the beginning of each succeeding fiscal year of such Borrower and Unified.

         9.2 Payment of Obligations. Each Borrower and Unified shall pay and discharge, when due, all of its Indebtedness and other liabilities, except where the same may be contested in good faith and where adequate accruals and reserves have been established on the books and records of the particular Borrower or Unified in accordance with GAAP. Each Borrower and Unified shall also maintain, in accordance with GAAP, appropriate reserves for the accrual of taxes.

         9.3 Maintenance of Properties. Each Borrower and Unified shall maintain all of its tangible property in good working order and condition, reasonable wear and tear excepted.

         9.4 Notices. Each Borrower and Unified shall promptly give notice in writing to the Bank of (a) all litigation which may exist between it and any other entity including any regulatory body, the result of which might, in the opinion of such Borrower or Unified, have a material adverse effect upon its financial condition, results of operations or property, (b) any proposal by any public or governmental agency or authority to acquire the assets or business of such Borrower or Unified, (c) notice of any Default or Event of Default applicable to such Borrower or Unified, and (d) notice of the occurrence of any Environmental Condition applicable to such Borrower or Unified.

         9.5 Conduct of Business and Maintenance of Existence. Each Borrower and Unified shall conduct its business in compliance with all applicable laws, rules and regulations and shall take all actions that may be necessary to preserve, renew and keep in full force and effect its corporate existence, assets, rights and franchises necessary to continue such business.

         9.6 Depository Relationship. Each Borrower shall maintain its primary operating accounts with the Bank. In addition, Unified shall establish a demand deposit account with the Bank and shall maintain a minimum of Two Hundred Thousand Dollars ($200,000.00) in collected balances in such account at all times. Unified hereby agrees to pay to the Bank, in respect of each calendar quarter during the term of this Loan Agreement, a deficiency fee (the "Unified Deficiency Fee") in an amount equal to the product of (a) the Prime Rate plus two percent (2%) per annum as of the last day of such calendar quarter, and (b) the positive difference, if any, between (i) Two Hundred Thousand Dollars ($200,000.00), less (ii) the sum of the average daily collected balances maintained in such demand deposit account during such calendar quarter. The Unified Deficiency Fee shall be due and payable to the Bank quarterly in arrears within ten (10) days after Unified has received an invoice for the Unified Deficiency Fee from the Bank. Any Unified Deficiency Fee not paid to the Bank when due shall bear interest at the Default Rate, and the Unified Deficiency Fee, together with all accrued interest thereon, shall continue to be immediately due and payable to the Bank. The balances maintained in such demand deposit account shall be eligible to receive earnings credits to be applied to any service fees charged to such account.

         9.7 Further Banking Services. Each Borrower and Unified shall offer to the Bank the first opportunity to provide any and all other banking and financial services, such as administration of employee benefit plans, cash management services, trust services, and payroll services, that such Borrower or Unified desires to obtain.

         9.8 Further Assurances. Each Borrower and Unified shall from time to time hereafter execute and deliver, or will cause to be executed and delivered, such additional agreements, documents and instruments, will pay all filing fees and taxes in connection therewith, and will take all such further actions as


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

the Bank may reasonably request for the purposes of implementing or effectuating the provisions of this Loan Agreement and the other Loan Documents, or in order to more fully perfect or renew the liens and security interests granted in favor of the Bank pursuant to the Loan Documents.

         9.9 Review by Bank. The Bank shall have the right from time to time, at its expense so long as no Default or Event of Default has occurred and is continuing, to audit the accounts, records and reporting procedures of any Borrower or Unified as determined by the Bank in its reasonable discretion. If any Default or Event of Default with respect to a particular Borrower or Unified has occurred and is continuing, any such audit conducted by the Bank shall be at the expense of the particular Borrower or Unified.

         9.10 Insurance.

               (a) Each Borrower and Unified shall at all times maintain insurance covering such risks as are customarily carried by business entities engaged in the same business as such Borrower or Unified, including, without limitation, the following insurance:

                   (i) Workers' compensation insurance in conformity with the laws of the Commonwealth of Kentucky;

                   (ii) Comprehensive general public liability insurance with respect to all activities in which such Borrower or Unified might incur liability for the death or injury of any employee or other person or entity or for damage to or destruction of the property of another person or entity, in a combined single limit of an amount not less than One Million Dollars ($1,000,000.00) per occurrence for death or personal injury and One Hundred Thousand Dollars ($100,000.00) for property damage, and with a deductible not in excess of Ten Thousand Dollars ($10,000.00) per occurrence;

                   (iii) Casualty insurance on all tangible property owned by such Borrower or Unified insuring against loss or damage by fire and such other risks as are included in coverage of the type known as "all risk coverage", in an amount not less than the actual cash value of such tangible property, excepting only a deductible not exceeding Ten Thousand Dollars

($10,000.00) with respect to each event of loss or damage, and with an eighty percent (80%) co-insurance clause.

         All of the insurance policies referred to in this Section 9.10 shall be issued by insurers rated "B" or better by Best's or which meets equivalent rating criteria, shall be in the above amounts or such other amounts as shall be reasonably satisfactory to the Bank, and shall be in form reasonably satisfactory to the Bank. Each Borrower and Unified shall forthwith deliver to the Bank a standard certificate of insurance evidencing the insurance policies described in this Section 9.10.

             (b) The Bank shall be named as a lender loss payee under all casualty insurance policies covering the tangible Collateral owned by each Borrower and/or Unified as the Bank's interests may appear pursuant to a standard mortgagee clause and with full waiver of subrogation rights against any insureds or loss-payees. Each Borrower and Unified hereby collaterally assigns to the Bank all rights to receive the proceeds of the casualty insurance policies covering the tangible Collateral owned by such Borrower or Unified up to an amount equal to the principal amount of the Line of Credit established by the Bank in favor of the particular Borrower at the time of any loss, damage or destruction to the tangible Collateral or any part thereof, and each Borrower and Unified shall promptly (i) compromise, settle and/or receipt for any and all claims under such insurance policies, and (ii) obtain such proceeds and, together with the Bank, endorse and negotiate any check and/or draft for such proceeds. All such insurance proceeds shall be applied to the replacement or repair of the damaged Collateral pursuant to procedures completely satisfactory to the Bank, unless an Event of Default with respect to the particular Borrower has occurred and is continuing, in which event such proceeds, at the sole option of the Bank, shall be applied to the replacement or repair of the damaged Collateral pursuant to procedures completely satisfactory to the Bank and/or shall be applied to the payment of the Secured Obligations owed by the particular Borrower to the Bank in such order as the Bank may select in its sole and absolute discretion.

             (c) In case of the pending expiration, termination or cancellation of any policy of insurance required under this Section 9.10, a renewal or replacement thereof with receipt for the accompanying premium shall be delivered to the Bank not less than fifteen
(15) days before the date of such expiration. In the event of loss to any tangible Collateral owned by any Borrower or Unified or any part thereof, such Borrower or Unified shall give immediate written notice thereof to the Bank. If any Borrower or Unified shall fail to obtain any of the insurance required under this Section 9.10 and/or shall fail to pay any premiums for any of the insurance required under this Section 9.10, or shall fail to pay for any necessary repairs to or replacements of the tangible Collateral owned by such Borrower or Unified, the Bank shall have the right, at its option and upon five (5) days prior written notice to such Borrower or Unified (unless, within such five day period, any of the insurance required under this Section 9.10 shall lapse, in which event the foregoing written notice shall not be required), but not the obligation, to pay the same, and all sums paid by the Bank shall become a Secured Obligation owed by the particular Borrower to the Bank.

              (d) Each of the insurance policies required hereunder shall contain an endorsement that such policy may not be cancelled, terminated or modified except upon not less than thirty (30) days' prior written notice to the Bank.

         9.11 Notice of Claims; Proceedings, Litigation or Disputes. Each Borrower and Unified shall furnish to the Bank prompt written notice of any material claims, proceedings, litigation or disputes (whether or not reported on behalf of such Borrower or Unified) against, or to the knowledge of such Borrower or Unified, threatened or affecting such Borrower or Unified which, if determined adversely to such Borrower or Unified, would have a material adverse effect on the financial condition, results of operations or property of such Borrower or Unified. Without in any way limiting the foregoing, claims, proceedings, litigation or disputes involving monetary amounts in excess of One Hundred Thousand Dollars ($100,000.00) not fully covered by insurance shall be deemed to be material.

         9.12 Payment of Debts. Each Borrower and Unified shall pay in full all of its debts, obligations and liabilities on or prior to their respective due dates, unless the same are being contested in good faith by such Borrower or Unified, such Borrower or Unified has established adequate reserves for the payment of the same and the contesting thereof does not involve the risk of forfeiture or loss of any of the assets of such Borrower or Unified. Each Borrower and Unified shall file all federal, state and local tax returns and other reports which such Borrower or Unified is required by law to file, and such Borrower and Unified shall promptly pay, when due, all taxes and other similar charges other than tax assessments or similar charges being contested in good faith by such Borrower or Unified and for which adequate reserves have been established on the books of such Borrower or Unified.

         9.13 Corporate Existence. Each Borrower and Unified shall maintain its corporate existence and its qualification and good standing to transact business in all states in which such qualification and good standing are hereafter necessary in order for such Borrower or Unified to conduct its business and own its properties as conducted in such states.

         SECTION 10.  NEGATIVE COVENANTS.

         Each Borrower and Unified hereby as to itself only covenants and agrees in favor of the Bank as to the following matters as they pertain to such Borrower or Unified, which covenants shall remain in effect (a) with respect to each Borrower so long as the Line of Credit established by the Bank in favor of such Borrower remains in effect, and (b) with respect to Unified, so long as any Line of Credit established by the Bank in favor of a Borrower remains in effect:

         10.1 Limitation on Liens. None of the Borrowers or Unified shall create, assume or suffer to exist any mortgage, pledge, encumbrance, assignment or other lien on, or security interest in, any of its property or assets, whether now owned or hereafter acquired by it, except (a) the liens and security interests created in favor of the Bank pursuant to the Loan Documents, (b) purchase money security interests and capital leases subject to the compliance with the other covenants and agreements set forth in this Loan Agreement and provided that each such purchase money security interest encumbers only the assets financed by such purchase money security interest and secures solely the unpaid purchase price of the assets financed by such purchase money security interest, (c) liens for ad valorem taxes not yet due and payable, and (d) liens for taxes and liens of mechanics, materialmen and other like liens arising



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

by operation of law which are not yet overdue, provided that the Bank's failure to protest any lien is not an approval of such lien nor a waiver of the Bank's rights as to such lien or any future lien.

         10.2 Limitation on Contingent Liabilities. None of the Borrowers or Unified shall agree to purchase or remain liable in connection with the indebtedness for borrowed money of any other person or entity except endorsements of negotiable instruments for collection in the ordinary course of business other than, with respect to the KFC Cooperative, the existing guarantee issued by the KFC Cooperative to the National Cooperative Bank in an aggregate amount not to exceed at any one time One Million Dollars ($1,000,000.00).

         10.3 Limitation on Mergers. None of the Borrowers or Unified shall be or become a party to any consolidation, reorganization (including without limitation the types referred to in Section 368 of the Internal Revenue Code), merger, share exchange or recapitalization without prior written consent of the Bank.

         10.4 Limitation on Disposition of Assets. None of the Borrowers or Unified shall liquidate, sell, lease or otherwise dispose of its assets outside of the ordinary course of business other than the disposition of obsolete tangible assets no longer useful in the business of such Borrower or Unified.

         10.5 Limitation on Loans. None of the Borrowers or Unified shall make loans to or investments in any person or entity, except (a) as to each Borrower, the loans required to be made by such Borrower to Unified pursuant to the Unified Operating Agreement, (b) for investments of the cash of each Borrower and Unified in investment-grade obligations, (c) except as to the KFC Cooperative, the line of credit in the principal amount of One Hundred Thousand Dollars ($100,000.00) established by the KFC Cooperative in favor of Kenco Insurance Agency, Inc., and (d) except as to the KFC Cooperative, the intercompany loans in an aggregate amount of up to One Million Five Hundred Thousand Dollars ($1,500,000.00) made by the KFC Cooperative to FoodService International, Inc., a wholly-owned subsidiary of the KFC Cooperative.

         10.6 Environmental. None of the Borrowers or Unified shall cause or permit others to cause the handling, storing, transporting or disposing of hazardous or toxic substances in violation of applicable federal, state and local laws and regulations.

         10.7 Acquisitions. None of the Borrowers or Unified shall acquire all or substantially all of the assets, securities or other equity interests of any person or entity without the prior written consent of the Bank.

         10.8 Dividends and Distributions. None of the Borrowers shall pay any dividends or distributions to its shareholders or redeem, purchase or acquire any of its stock if a Default or an Event of Default applicable to such Borrower has occurred and is continuing or will result from the payment of such dividends or distributions or the redemption, acquisition or purchase of such stock.

         10.9 Maximum Leverage Ratio of the KFC Cooperative. The KFC Cooperative shall not permit the ratio of its Total Liabilities to its Net Worth to be greater than 1.5 to 1.0 at any fiscal quarter end of the KFC Cooperative.

         10.10 Minimum Net Worth of the KFC Cooperative. The KFC Cooperative shall not permit, as of the date of this Loan Agreement or at any fiscal quarter end, its Net Worth to be less than the greater of (a) the aggregate contributions made to the capital of the KFC Cooperative by its stockholders, or
(b) Seventeen Million Dollars ($17,000,000.00).

         10.11 Minimum Ratio of EBITDAP to Interest Expense of the KFC Cooperative. The KFC Cooperative shall not permit at any fiscal quarter end of the KFC Cooperative beginning with the fiscal quarter ending on September 30, 1999, the ratio of its EBITDAP for such fiscal quarter to its Interest Expense for such fiscal quarter to be less than 1.5 to 1.0.

         10.12 Minimum Net Income of the KFC Cooperative. The KFC Cooperative shall not permit its Net Income, for any fiscal quarter, to be zero or less.

         10.13 Maximum Leverage Ratio of the Pizza Hut Cooperative. The Pizza Hut Cooperative shall not permit the ratio of its

Total Liabilities to its Net Worth to be greater than 2.0 to 1.0 at any fiscal quarter end of the Pizza Hut Cooperative.


         10.14 Minimum Net Worth of the Pizza Hut Cooperative. The Pizza Hut Cooperative shall not permit its Net Worth to be less than the greater of (a) the aggregate contributions made to the capital of the Pizza Hut Cooperative by its stockholders, as of the date of this Loan Agreement or at any fiscal quarter end of the Pizza Hut Cooperative, or (b)(i) One Million Three Hundred Thousand Dollars ($1,300,000.00) at the closing and on March 31, 1999 and June 30, 1999, and (ii) Two Million Dollars ($2,000,000.00) at any subsequent fiscal quarter end of the Pizza Hut Cooperative.

         10.15 Minimum Ratio of EBITDAP to Interest Expense of the Pizza Hut Cooperative. The Pizza Hut Cooperative shall not permit at any fiscal quarter end of the Pizza Hut Cooperative beginning with the fiscal quarter ending on September 30, 1999, the ratio of its EBITDAP for such fiscal quarter to its Interest Expense for such fiscal quarter to be less than 1.5 to 1.0.

         10.16 Minimum Net Income of the Pizza Hut Cooperative. The Pizza Hut Cooperative shall not permit its Net Income, for any fiscal quarter, to be zero or less.

         10.17 Maximum Leverage Ratio of the Taco Bell Cooperative. The Taco Bell Cooperative shall not permit the ratio of its Total Liabilities to its Net Worth to be greater than 6.4 to 1.0 at any fiscal quarter end of the Taco Bell Cooperative.

         10.18 Minimum Net Worth of the Taco Bell Cooperative. The Taco Bell Cooperative shall not permit its Net Worth to be less than the greater of (a) the aggregate contributions made to the capital of the Taco Bell Cooperative by its stockholders as of the date of this Loan Agreement or at any fiscal quarter end of the Taco Bell Cooperative, or (b)(i) One Million Two Hundred Fifty Thousand Dollars ($1,250,000.00) at March 31, 1999 and June 30, 1999, and (ii) One Million Nine Hundred Thousand Dollars ($1,900,000.00) at any subsequent fiscal quarter end of the Taco Bell Cooperative.

         10.19 Minimum Ratio of EBITDAP to Interest Expense of the Taco Bell Cooperative. The Taco Bell Cooperative shall not permit at any fiscal quarter end of the Taco Bell Cooperative beginning with the fiscal quarter ending on September 30, 1999, the ratio of its EBITDAP for such fiscal quarter to its Interest Expense for such fiscal quarter to be less than 1.5 to 1.0.

         10.20 Minimum Net Income of the Taco Bell Cooperative. The Taco Bell Cooperative shall not permit its Net Income, for any fiscal quarter, to be zero or less.

         10.21 Minimum Current Ratio of Unified. Unified shall not permit the ratio of its current assets to its current liabilities, in each case as determined in accordance with GAAP, to be less than 1.0 to 1.0 at any fiscal quarter end of Unified.

         10.22 Minimum Net Worth of Unified. Unified shall not permit its Net Worth to be less than the greater of (a) the aggregate contributions made to the capital of Unified by its members as of the date of this Loan Agreement or at any fiscal quarter end of Unified, or (b)(i) Two Million Five Hundred Thousand Dollars ($2,500,000.00) at March 31, 1999 and June 30, 1999, and (ii) Six
Million Dollars ($6,000,000.00) at any subsequent fiscal quarter end of Unified.

         10.23 Minimum Ratio of EBITDAP to Interest Expense of Unified. Unified shall not permit at any fiscal quarter end of Unified beginning with the fiscal quarter ending on September 30, 1999, the ratio of its EBITDAP for such fiscal quarter to its Interest Expense for such fiscal quarter to be less than 1.5 to 1.0.

         10.24 Minimum Net Income of Unified. Unified shall not permit its Net Income, for any fiscal quarter, to be zero or less.

         10.25 Amendments of Transaction Documents. None of the Borrowers or Unified will amend, modify or supplement any Transaction Document without the prior written consent of the Bank if such amendment, modification or supplement could have a materially adverse effect on the particular Borrower or Unified and/or on the ability of the particular Borrower or Unified to perform its obligations under this Loan Agreement or the other Loan Documents to which it is a party.

         SECTION 11.  EVENTS OF DEFAULT.

         The following events with respect to any Borrower or Unified shall constitute Events of Default under this Loan Agreement as to such Borrower or Unified only:

         11.1 Default in Payment of Secured Obligations. If the particular Borrower shall fail to pay any principal of and/or accrued interest on its Promissory Note or any other Secured Obligation owed by such Borrower to the Bank when due or within ten (10) days thereafter.

         11.2 Default in Payment of Other Debt For Borrowed Money. If the particular Borrower or Unified shall default in the payment of the principal of or interest on any Debt for Money Borrowed (other than the Secured Obligations) when the same shall become due and payable by the lapse of time, by declaration, by call for redemption or otherwise, and such default shall continue beyond any period of grace or notice, if any, allowed with respect thereto.

         11.3 Breach of Specific Covenants. If the particular Borrower or Unified shall fail to observe or perform any covenant or agreement contained in
Section 10 hereof, other than the covenants and agreements set forth in Section 10.1, 10.2, 10.4, 10.5 and 10.6, to be performed or observed by such Borrower or Unified.

         11.4 Default of Other Covenants. If the particular Borrower or Unified shall fail to observe or perform any other covenant or agreement contained in this Loan Agreement to be performed or observed by such Borrower or Unified and which is not remedied within thirty (30) days after the date on which notice of such default is first given to the particular Borrower or Unified by the Bank.

         11.5 Breach of Representations or Warranties. If any representation or warranty made by the particular Borrower or Unified herein, in any of the other Loan Documents to which it is a party or in any statement or certificate furnished by it to the Bank in connection with or pursuant to this Loan Agreement is untrue in any material respect as of the date of the issuance or making (or deemed issuance or making) thereof.

         11.6 Other Events of Default. The occurrence of any event of default under and as defined in the other Loan Documents to which the particular Borrower or Unified is a party and which is not effectively cured or waived.

         11.7 Cessation to be a Member of Unified. If the particular Borrower shall cease to be a member of Unified.

         11.8 Termination of Purchasing Program Management Agreement. If the Purchasing Program Management Agreement entered into between the particular Borrower and Unified shall be terminated and not replaced by an agreement containing substantially similar terms and conditions as set forth in such Purchasing Program Management Agreement.

         11.9 Judgments. If a final judgment or judgments for the payment of money aggregating in excess of One Hundred Thousand Dollars ($100,000.00) is or are outstanding against the particular Borrower or Unified or against any property or assets of the particular Borrower or Unified and any one of such judgments has remained unpaid, unvacated, unbonded or unstayed by appeal or otherwise for a period of thirty (30) days from the date of its entry.

         11.10 Termination of Liens and Security Interests. If, for any reason (other than the Bank's affirmative election to release or terminate the liens and security interests created by the Loan Documents) any of the Loan Documents to which the particular Borrower or Unified is a party shall cease (i) to create valid and perfected first priority liens and security interests on the property encumbered thereby in favor of the Bank, or (ii) to be in full force and effect or shall be declared null and void, or the validity or enforceability thereof shall be contested by the particular Borrower or Unified.

         11.11 Insolvency. If a custodian, receiver, liquidator or trustee of the particular Borrower or Unified, or of any of the property of the particular Borrower or Unified, is appointed or takes possession of the particular Borrower or Unified and its assets and such appointment or possession remains uncontested or in effect for more than sixty (60) days; or the particular Borrower or Unified generally fails to pay its debts as they become due or admits in writing its inability to pay its debts as they mature; or the particular Borrower or Unified is adjudicated bankrupt or insolvent; or any of the material property of the particular Borrower or Unified is sequestered by court order and the order remains in effect for more than sixty (60) days; or a petition is filed against the particular Borrower or Unified under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect, and is not stayed or dismissed within sixty (60) days after filing; or the particular Borrower or Unified files a petition in voluntary bankruptcy or seeking relief under any provision of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or subsequently in effect; or the particular Borrower or Unified consents to the filing of any petition against it under any law; or consents to the appointment of or taking possession by a custodian, receiver, trustee or liquidator of the particular Borrower or Unified or any of the property of the particular Borrower or Unified.

         SECTION 12.   REMEDIES

         12.1 Remedies With Respect to the KFC Cooperative. Upon the occurrence of any KFC Event of Default, the Bank may at its election (a) terminate the KFC Line of Credit, (b) declare the KFC Promissory Note and all other Secured Obligations owed by the KFC Cooperative to the Bank to be forthwith due and payable to the Bank, and the same shall thereupon become immediately due and payable to the Bank without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived by the KFC Cooperative, and/or (c) proceed to enforce its liens and security interests in the KFC Collateral granted to the Bank pursuant to the KFC Pledge Agreement and the Unified KFC Security Agreement as well as all other remedies available to it under the other Loan Documents and/or under applicable law or in equity in respect of the occurrence of the KFC Event of Default.

         12.2 Remedies With Respect to the Pizza Hut Cooperative. Upon the occurrence of any Pizza Hut Event of Default, the Bank may at its election (a) terminate the Pizza Hut Line of Credit, (b) declare the Pizza Hut Promissory Note and all other Secured Obligations owed by the Pizza Hut Cooperative to the Bank to be forthwith due and payable to the Bank, and the same shall thereupon become immediately due and payable to the Bank without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived by the Pizza Hut Cooperative, and/or (c) proceed to enforce its liens and security interests in the Pizza Hut Collateral granted to the Bank pursuant to the Pizza Hut Pledge Agreement and the Unified Pizza Hut Security Agreement as well as all other remedies available to it under the other Loan Documents and/or under applicable law or in equity in respect of the occurrence of the Pizza Hut Event of Default.

         12.3 Remedies With Respect to the Taco Bell Cooperative. Upon the occurrence of any Taco Bell Event of Default, the Bank may at its election (a) terminate the Taco Bell Line of Credit, (b) declare the Taco Bell Promissory Note and all other Secured Obligations owed by the Taco Bell Cooperative to the Bank to be forthwith due and payable to the Bank, and the same shall thereupon become immediately due and payable to the Bank without demand, presentment, protest or further notice of any kind, all of which are hereby expressly waived by the Taco Bell Cooperative, and/or (c) proceed to enforce its liens and security interests in the Taco Bell Collateral granted to the Bank pursuant to the Taco Bell Pledge Agreement and the Unified Taco Bell Security Agreement as well as all other remedies available to it under the other Loan Documents and/or under applicable law or in equity in respect of the occurrence of the Taco Bell Event of Default.

         12.4 No Waiver; Remedies Cumulative. No remedy herein conferred or reserved in favor of the Bank with respect to a particular Borrower or Unified is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative with each and every other remedy given under any other Loan Document or now or hereafter existing at law or in equity or by statute. No delay or omission in the exercise of any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to exercise any remedy reserved to the Bank in this Loan Agreement or any other Loan Document, the Bank shall not be required to give any notice other than such notice as may be herein expressly required. In the event any provision contained in this Loan Agreement or any other Loan Document should be breached by any party and thereafter duly waived by the other party so empowered to act, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. No waiver, amendment, release or modification of this Loan Agreement or any other Loan Document shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly executed by the parties thereunto duly authorized by this Loan Agreement or any other Loan Document.

         12.5 Offset. Upon any default by a Borrower in the payment of any accrued interest on and/or unpaid principal of its Promissory Note or any other Secured Obligation owed by such Borrower to the Bank, and/or upon the occurrence of any other Event of Default with respect to such Borrower or Unified and during the continuation thereof, the Bank shall have the right then, or at any time thereafter, to set off against, and to appropriate and apply toward the payment of the Promissory Note and/or other Secured Obligations of such Borrower, any and all deposit balances, other sums, indebtedness and other property then held or owed by the Bank to or for the account of such Borrower, and in and on all of which such Borrower hereby grants the Bank a first priority security interest in and lien on to secure the payment of such Borrower's Promissory Note and other Secured Obligations owed to the Bank, all without notice to or demand upon such Borrower or any other person, all such notices and demands being hereby expressly waived.

         12.6 No Cross-Collateralization or Cross-Default Among the Borrowers. The Bank expressly acknowledges and agrees that none of the KFC Line of Credit, the Pizza Hut Line of Credit and the Taco Bell Line of Credit is either cross-collateralized or cross-defaulted. In furtherance thereof, (a) the KFC Collateral does not secure either the Pizza Hut Line of Credit or the Taco Bell Line of Credit or any other Secured Obligation owed by the Pizza Hut Cooperative or the Taco Bell Cooperative to the Bank, (b) the Pizza Hut Collateral does not secure either the KFC Line of Credit or the Taco Bell Line of Credit or any other Secured Obligation owed by the KFC Cooperative or the Taco Bell Cooperative to the Bank, (c) the Taco Bell Collateral does not secure either the KFC Line of Credit or the Pizza Hut Line of Credit or any other Secured Obligation owed by the KFC Cooperative or the Pizza Hut Cooperative to the Bank,
(d) a KFC Default or a KFC Event of Default does not constitute a Pizza Hut Default or a Pizza Hut Event of Default or a Taco Bell Default or a Taco Bell Event of Default, (e) a Pizza Hut Default or a Pizza Hut Event of Default does not constitute a KFC Default or a KFC Event of Default or a Taco Bell Default or a Taco Bell Event of Default, (f) a Taco Bell Default or a Taco

Bell Event of Default does not constitute a KFC Default or a KFC Event of Default or a Pizza Hut Default or a Pizza Hut Event of Default, (g) no Borrower is liable for the Secured Obligations owed by any other Borrower to the Bank, and (h) Unified is not liable for any Secured Obligations owed by any Borrower to the Bank except and only to the extent the assets of Unified constitute part of the KFC Collateral, the Pizza Hut Collateral and the Taco Bell Collateral and Unified has obligations in respect thereof under the Loan Documents to which Unified is a party.

         SECTION 13.    MISCELLANEOUS.

         13.1 Reimbursement of the Bank. The Borrowers and Unified jointly and severally covenant and agree to reimburse the Bank for all actual out-of-pocket expenses, including without limitation, reasonable attorneys' fees not to exceed Twenty Thousand Dollars ($20,000.00), incurred by the Bank in connection with the preparation, negotiation and execution and delivery of this Loan Agreement and the other Loan Documents and the closing of the transactions contemplated hereunder. Each Borrower, as to itself only, and Unified solely to the extent of the Loan Documents to which it is a party, further covenants and agrees to reimburse the Bank for all costs and expenses including, without limitation, reasonable attorneys fees, incurred by the Bank in enforcing this Loan Agreement and/or the other Loan Documents against the particular Borrower and/or Unified.

         13.2 Notices. All notices, requests, demands and communications pursuant to this Loan Agreement shall be in writing (except as otherwise expressly permitted hereunder) and shall be personally delivered or sent by an express courier service or by certified or registered United States mail, postage prepaid and addressed as follows, or to such other address as may be hereafter designated in writing by any party hereto to the other parties hereto:

         If to the KFC Cooperative:   KFC National Purchasing
                                      Cooperative, Inc.
                                      Attn: President and Chief
                                      Executive Officer
                                      950 Breckenridge Lane
                                      Louisville, KY 40207

                          Copy to:    Christian L. Campbell, Esq.
                                      Tricon Global Restaurants, Inc.
                                      Law Department
                                      1441 Gardiner Lane
                                      Louisville, KY 40213

                                      R. James Straus, Esq.
                                      Brown, Todd & Heyburn PLLC
                                      400 W. Market Street
                                      Suite 3200
                                      Louisville, KY 40202

               If to the Pizza Hut
                      Cooperative:    Pizza Hut National Purchasing Coop, Inc.
                                      Attn: President and Chief
                                      Executive Officer
                                      950 Breckenridge Lane
                                      Louisville, KY 40207

                          Copy to:    Christian L. Campbell, Esq.
                                      Tricon Global Restaurants, Inc.
                                      Law Department
                                      1441 Gardiner Lane
                                      Louisville, KY 40213

                                      R. James Straus, Esq.
                                      Brown, Todd & Heyburn PLLC
                                      400 W. Market Street
                                      Suite 3200
                                      Louisville, KY 40202

              If to the Taco Bell
                     Cooperative:     Taco Bell National Purchasing Coop, Inc.
                                      Attn: President and Chief
                                      Executive Officer
                                      950 Breckenridge Lane
                                      Louisville, KY 40207

                         Copy to:     Christian L. Campbell, Esq.
                                      Tricon Global Restaurants, Inc.

                                      Law Department
                                      1441 Gardiner Lane
                                      Louisville, KY 40213

                                      R. James Straus, Esq.
                                      Brown, Todd & Heyburn PLLC
                                      400 W. Market Street
                                      Suite 3200
                                      Louisville, KY 40202

                   If to Unified:     Unified FoodService Purchasing Coop, LLC
                                      Attn: Chief Financial Officer
                                      950 Breckenridge Lane
                                      Louisville, KY 40207

                         Copy to:     Christian L. Campbell, Esq.
                                      Tricon Global Restaurants, Inc.
                                      Law Department
                                      1441 Gardiner Lane
                                      Louisville, KY 40213

                                      R. James Straus, Esq.
                                      Brown, Todd & Heyburn PLLC
                                      400 W. Market Street
                                      Suite 3200
                                      Louisville, KY 40202

                  If to the Bank:     Fifth Third Bank,
                                      Kentucky, Inc.
                                      Attn: Mr. Jeff Gosnell
                                      401 South Fourth Avenue
                                      Louisville, KY 40202

         All such notices shall be deemed given when personally delivered or one
(1) Business Day after having been delivered to an express courier service or deposited in the United States mails each in case in accordance with the provisions of this Section 13.2.

         13.3 No Waiver, Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Bank, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

         13.4 Entire Agreement; Amendments. Any amendments hereto must be in writing signed by a duly authorized representative of the party to be charged. This Loan Agreement (including any schedules and exhibits attached hereto) contains the entire understanding of the parties with respect to its subject matter. In the event of any conflict or discrepancy between this Loan Agreement and any other document delivered in connection with this Loan Agreement, this Loan Agreement shall control.

         13.5 Governing Law. This Loan Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the laws of the Commonwealth of Kentucky.

         13.6 Effective Date of this Agreement. This Loan Agreement shall become effective on the date when it shall have been executed by the Borrowers, Unified and the Bank and fully executed counterparts thereof delivered to the Bank, such date being herein called the "Effective Date of this Loan Agreement".

         13.7 Severability. The provisions of this Loan Agreement are intended to be severable. If any provision of this Loan Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         13.8 Survival of Agreements, etc. All agreements, representations, covenants, warranties and the like made herein shall survive the execution and delivery of this Loan Agreement and the other Loan Documents.

         13.9 Successors and Assigns. This Loan Agreement shall be binding upon the parties hereto and their respective permitted successors and assigns, but shall inure only to the benefit of the Borrowers, Unified and the Bank and their respective permitted successors and assigns.

         13.10 Counterparts. This Loan Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same instrument.

         13.11 Indemnity. Each Borrower shall indemnify and hold harmless the Bank, its successors, assigns, agents and employees, from and against any and all claims, actions, suits, proceedings, costs, expenses, damages, fines, penalties and liabilities, including, without limitation, attorneys' fees and costs, arising out of, connected with or resulting from (a) the operation of such Borrower's businesses, (b) the Bank's preservation or attempted preservation of the Collateral owned by such Borrower or by Unified on behalf of such Borrower, and/or (c) any failure of the security interests and liens granted to the Bank pursuant to the Loan Documents that secure such Borrower's Promissory Note to be or to remain perfected or to have the priority as contemplated therein. At the Bank's request, the particular Borrower shall, at its own cost and expense, defend or cause to be defended any and all such actions or suits that may be brought against the Bank and, in any event, shall satisfy, pay and discharge any and all judgments, awards, penalties, costs and fines that may be recovered against the Bank in any such action, plus all attorneys' fees and costs related thereto to the extent permitted by applicable law; provided, however, that the Bank shall give the particular Borrower (to the extent the Bank seeks indemnification therefor from such Borrower under this
Section 13.11) written notice of any such claim, demand or suit after the Bank has received written notice thereof, and the Bank shall not settle any such claim, demand or suit, if the Bank seeks indemnification therefor from such Borrower, without first giving notice to such Borrower of the Bank's desire to settle and obtaining the consent of such Borrower to the same, which consent such Borrower hereby agrees not to unreasonably withhold. All obligations of each Borrower under this Section 13.11 shall survive the payment to the Bank of the Promissory Note and the other Secured Obligations owed by such Borrower to the Bank.

         13.12 Time is of the Essence. Time shall be of the essence in the performance of all obligations and covenants of each Borrower and Unified under this Loan Agreement and the other Loan Documents to which such Borrower or Unified is a party.

         13.13 Jurisdiction. Each Borrower and Unified hereby irrevocably agrees that any legal action, suit or proceeding against such Borrower or Unified with respect to the obligations and liabilities of such Borrower or Unified hereunder or any other matter under or arising out of or in connection with this Loan Agreement and/or the other Loan Documents or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding may be brought in the Circuit Court of Jefferson County, Kentucky as the Bank may elect, and, by execution and delivery of this Loan Agreement, each Borrower and Unified hereby irrevocably accepts and submits to the non-exclusive jurisdiction of such court in personam generally and unconditionally with respect to any such action, suit or proceeding involving such Borrower or Unified. Each Borrower and Unified further agrees that final judgment against such Borrower or Unified in any action, suit or proceeding referred to herein shall be conclusive after all appeals have been exhausted or waived by such Borrower or Unified, and may thereafter be enforced in any other jurisdiction, within or outside the United States of America, by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and of the amount of the obligations and liabilities of such Borrower and Unified. Each Borrower and Unified further irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents out of any of the aforesaid courts in any such action, suit or proceeding by mailing copies thereof by registered or certified air mail, postage prepaid, to such Borrower or Unified at the address set forth in Section 13.2 hereof or by serving copies thereof upon any statutory or registered agent for service of process of such Borrower or Unified. Each Borrower and Unified agrees that service upon it as provided for herein shall constitute valid and effective personal service upon such Borrower and Unified and that the failure of any statutory or registered agent to give any notice of such service to such Borrower or Unified shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall, or shall be construed so as to, limit the right of the Bank to bring actions, suits or proceedings with respect to the obligations and liabilities of such Borrower or Unified under, or any other matter arising out of or in connection with, this Loan Agreement and/or the other Loan Documents, or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, in the courts of whatever jurisdiction in which property of such Borrower or Unified may be found or as otherwise shall to the Bank seem appropriate, or to affect the rights to service of process in any jurisdiction in any manner permitted by law. In addition, each Borrower and Unified hereby irrevocably and unconditionally waives any objection which such Borrower or Unified may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Loan Agreement and/or the other Loan Documents brought in the Circuit Court of Jefferson County, Kentucky, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim that any such action, suit or proceeding brought in such court has been brought in an inconvenient forum.

         13.13 Waiver of Jury Trial. EACH BORROWER, UNIFIED AND THE BANK HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED UNDER THIS LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH BORROWER, UNIFIED AND THE BANK ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH SUCH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH BORROWER, UNIFIED AND THE BANK HAVE ALREADY RELIED ON THE WAIVER IN ITS RELATED DEALINGS WITH THE OTHERS. EACH BORROWER, UNIFIED AND THE BANK FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS. IN THE EVENT OF LITIGATION, THIS LOAN AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         IN WITNESS WHEREOF, the KFC Cooperative, the Pizza Hut Cooperative, the Taco Bell Cooperative, Unified and the Bank have caused this Loan Agreement to be duly authorized and delivered by their proper and duly authorized officers as of the day and year first above written.

KFC NATIONAL PURCHASING COOPERATIVE, INC.

By:
   --------------------------------------

Its:
    -------------------------------------
         (the "KFC Cooperative")


TACO BELL NATIONAL PURCHASING COOP, INC:

By:
   --------------------------------------

Its:
    -------------------------------------
         (the "Taco Bell Coop")


PIZZA HUT NATIONAL PURCHASING                 UNIFIED FOODSERVICE PURCHASING
COOP, INC.                                    COOP, INC.


By:                                           By:
   --------------------------------------        -------------------------------

Its:                                          Its:
    -------------------------------------         ------------------------------
         (the "Pizza Hut Cooperative")                      ("Unified")


FIFTH THIRD BANK, KENTUCKY, INC.

By:
   --------------------------------------

Its:
    -------------------------------------
                (the "Bank")

List of
-------

1.    A: KFC Borrowing Base Report

2.    B: Pizza Hut Borrowing Base Report

3.    C: Taco Bell Borrowing Base Report

4.    D: KFC Accounts Receivable Aging Report

5.    E: Pizza Hut Accounts Receivable Aging Report

6.    F: Taco Bell Accounts Receivable Aging Report

7.    G: Opinion Letter of Brown, Todd & Heyburn PLLC

8.    H: Compliance Certificate

9.    I: Schedule of Pending Litigation

                           A FIFTH THIRD BANCORP BANK

Officer No.                                               Note No.
           ----------                                             --------------
$15,000,000.00                                                   March 1, 1999
--------------                                                  ---------------
                                                                (Effective Date)
City  Louisville    State   Kentucky
      ----------            --------

On or before the Due Date below, the undersigned, a (check one)
[ ] corporation [ ] partnership [ ] individual [ ] limited liability company for value received if more than one, jointly and severally, promise to pay to the order of Fifth Third Bank, Kentucky, Inc., 401 South Fourth Avenue, Louisville, Kentucky 40202 hereinafter referred to as "Bank" the sum of Fifteen Million Dollars (hereinafter referred to as the "Borrowing") plus interest as provided herein, less such amounts as shall have been repaid in accordance with this note. The outstanding balance of this note will appear on a supplemental bank record and is not necessarily the face amount of this note. Such record shall be conclusive as to the balance due of this note at time.

The principal sum outstanding shall bear interest as provided in the First Addendum to Revolving Note referred to below interest shall be computed based on a year of 360 days and charged for the actual number of days elapsed.

Prior to the Due Date, Bank may (but is not obligated to) lend to the undersigned such amounts as may from time to time be requested by the undersigned provided that the principal amount borrowed shall not at any time exceed the Borrowing and further provided that no Event of Default as defined herein shall exist.

Principal shall be due and payable: X At Maturity [ ] In Installments; Installments in the amount of $_______ shall be due on the ______ day of each
[ ] MONTH [ ] QUARTER beginning ______, 19__ with a final payment on ________, 19__ of the principal amount then owing plus all interest due therein. Principal and interest payments shall be made at Bank's address above unless otherwise designed to Bank in writing. Interest shall be due and payable: [ ] At Maturity X On the 1st day of each X Month [ ] Quarter beginning April 1, 1999.

To secure repayment of this note and all modifications, extensions and renewals thereof, and all other Obligations (as herein defined) of the undersigned to Bank the undersigned grants Bank a security interest in all of the undersigned's now owned or hereafter acquired interests in all property in which Bank is, at any time, granted a lien for any Obligation and all property in possession of Bank including, without limitation, money, securities, instruments, documents, letters of credit, chattel paper, or other property delivered to Bank in transit for safekeeping, or for collection or exchange for other property, all distributions, dividends, warrants, securities or other rights in addition to such property, all rights payment from and claims against Bank and all proceeds thereof, and all real and personal property described below ("Collateral"). The undersigned agrees to immediately deliver such additional dividends warrants, securities or other property or rights thereto to Bank immediately upon receipt as additional Collateral and until delivery to hold in trust for Bank. The undersigned agrees that the Bank may, at any time, call for additional Collateral satisfactory to it. All documents executed in connection with this note and all Collateral, including without limitation the following, further secure the Obligations:

The KFC Pledge Agreement and the Unified KFC Security Agreement, as such terms are defined in the Loan Agreement referred to in the First Addendum to Revolving Note of even date herewith, between the undersigned and the Bank.

The obligations secured by the Collateral (herein, the "Obligations") shall include this note and each and every liability of the undersigned jointly and severally to Bank and the affiliates of Fifth Third Bancorp however created, direct or contingent, due or to become due whether now existing or hereafter arising, participated in whole or in part, created trust agreement, lease, overdraft, agreement, or otherwise, in any manner by the undersigned. The undersigned also grants Bank a security interest in all of the Collateral as for all affiliates of Fifth Third Bancorp for all obligations of the undersigned to such affiliates. Said security interest shall not be enforced to the extent prohibited by the Truth Lending Act as implemented by Federal Reserve
Regulation Z.

The undersigned certifies that the proceeds of this loan are to be used for business purposes. If this note is a renewal, in whole or in part, of a previous Obligation, the acceptance by Bank of this note shall not effectuate a payment but rather a continuation of the previous Obligation.

Events of Default:
This Note, and all other obligations of the undersigned Bank, shall be and become immediately due and payable at the option of the Bank, without demand or notice whatsoever, upon the occurrence of any of the following described events, each of which shall constitute an Event of Default:

Any failure to make any payment when due of the principal or interest on this note, the occurrence of any event of default as therein defined on any other Obligation of the undersigned, or a default in the obligations under any security documents.

The death or dissolution of the undersigned, of any endorser or guarantor, or if the undersigned is a partnership, the death or dissolution of a general partner.

Any failure to submit to Bank current financial information upon request.

The creation of any lien (except a lien to Bank) or the issuance of an attachment against or seizure of any of the property of, or the entry of a judgment against the undersigned.

In the judgment of Bank, any adverse change occurs in the ability of the undersigned to repay the Obligations, or the Bank deems itself insecure.

An assignment for the benefit if the creditors of, or the commencement of any bankruptcy, receivership, insolvency, reorganization, or liquidation proceedings by or against the undersigned, or any endorser or guarantor hereof.

The institution of any garnishment proceedings by attachment, levy, or otherwise, against any Collateral, any deposit balance maintained or any property deposited with the Bank by the undersigned or any endorser or guarantor hereof.

Bank has called for additional security and the undersigned has not furnished satisfactory additional security on demand.

Upon the occurrence of an Event in Default herein described Bank may, at its option, cease making advances hereunder, declare this note and all other Obligations of the undersigned, to be fully due and payable in their aggregate amount together with accrued interest plus any applicable prepayment premiums, fees and charges.

In addition to any other remedy permitted by law, the Bank may at any time, without notice, apply the Collateral to this note or such other Obligations, whether due or not, and Bank may, at its option, proceed to enforce and protect its rights by an action at law or in equity or by any other appropriate proceedings. Notwithstanding any other legal or equitable rights of Bank, Bank, in the Event of Default, is (a) hereby irrevocably appointed and constituted attorney-in-fact, with full power of substitution, to exercise all rights of ownership with respect to Collateral including, but not limited to, the right to collect all income of other distributions arising therefrom and to exercise all voting rights connected with Collateral; and (b) is hereby given full power to collect, sell, assign, transfer and deliver all of said Collateral or any part thereof, or any substitutes therefor, or any additions thereto through any private or public sale without either demand or notice to the undersigned, or any advertisement, the same being hereby expressly waived, at which sale Bank is authorized to purchase said property or any part thereof, free from any right of redemption on the part of the undersigned, which is hereby expressly waived and released. In case of sale for any cause, after deducting all costs and expenses of every kind, Bank may apply, as it shall deem proper, the residue of the proceeds of such sale toward the payment of any one or more or all of the Obligations of the undersigned, whether due or not due, to Bank; after such application and the return of any surplus, the undersigned agrees to be and remains liable to Bank for any and every deficiency after application as aforesaid upon this and any other Obligation. The undersigned shall pay all costs of collection incurred by Bank, including its attorney's fees, if this note is referred to an attorney for collection, whether or not payment is obtained before entry of judgment, which costs and fees are Obligations secured by the Collateral.

If any payment is not paid when due (whether by acceleration or otherwise) or within 10 days thereafter, the undersigned agrees to pay to Bank a late payment fee as in any loan agreement or 5% of the payment amount, whichever is greater, with a minimum fee of $20.00. After an Event of Default, the undersigned agrees to pay to charge of $25.00, or the undersigned agrees that Bank may, without notice, increase the above stated interest rate by 6%, whichever is greater. Under no circumstances interest rate be raised to a rate which shall be in excess of the maximum rate of interest allowable under the state and/or federal usury laws in force a the time of such change.

The undersigned may prepay all or part of this note, which prepaid amounts shall be applied to the amounts due in reverse order of their due dates. Partial shall not excuse any subsequent payment due.

ENTIRE AGREEMENT: The undersigned agrees that there are no conditions or understandings which are not expressed in this note and the documents referred to herein.

WAIVER: No failure on the part of Bank to exercise any of its rights hereunder shall be deemed a waiver of any such rights or of any default. Demand, presentment of dishonor, notice of protest, and notice of default are hereby waived. Each of the undersigned, including but not limited to all co-makers and accommodation makers of this note. _____ hereby waives all suretyship defenses including but not limited to all defenses based upon impairment of collateral and all suretyship defenses described in Section 3-605 of the Uniform Commercial Code, as revised in 1990 (the "UCC"). Such waiver is entered to the full extent permitted by Section 3-605(I) of the UCC.

JURY WAIVER: THE UNDERSIGNED, AND ANY ENDORSER OR GUARANTOR HEREOF, WAIVE THE RIGHT TO A TRIAL BY JURY OF ANY MATTERS ARISING OUT OF THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

The declaration of invalidity of any provision of this note shall not affect any part of the remainder of the provisions.

X This note is supplemented by the terms and conditions of a loan agreement dated March 1, 1999, between the undersigned and Bank.

DUE DATE  April 1, 2000                KFC National Purchasing Cooperative, Inc.
          ---------------------        -----------------------------------------

ADDRESS   950 Breckenridge Lane        By: William V. Holden
          ---------------------        -----------------------------------------
          Louisville, KY  40207        Title: Vice President and CFO
          ---------------------        -----------------------------------------

                  FIRST ADDENDUM TO $15,000,000 REVOLVING NOTE
                 DATED MARCH 1, 1999, EXECUTED AND DELIVERED BY
                    KFC NATIONAL PURCHASING COOPERATIVE, INC.
                 d/b/a FOOD SERVICE PURCHASING COOPERATIVE, INC.
                  IN FAVOR OF FIFTH THIRD BANK, KENTUCKY, INC.


         THIS FIRST ADDENDUM TO REVOLVING NOTE (the "First Addendum") is made and entered into on this 1st day of March, 1999, by and between (i) KFC NATIONAL PURCHASING COOPERATIVE, INC., a Delaware corporation d/b/a FoodService Purchasing Cooperative, Inc. (the "KFC Cooperative"), and (ii) FIFTH THIRD BANK, KENTUCKY, INC., a Kentucky banking corporation (the "Bank").

                 P R E L I M I N A R Y   S T A T E M E N T:

         A. Pursuant to that certain Loan Agreement of even date herewith, among the KFC Cooperative, Pizza Hut National Purchasing Coop, Inc., Taco Bell National Purchasing Coop, Inc., Unified FoodService Purchasing Coop, LLC and the Bank (the "Loan Agreement"), the Bank has, among other things, established a revolving line of credit in the original principal amount of Fifteen Million Dollars ($15,000,000.00) in favor of the KFC Cooperative (the "KFC Line of Credit").

         B. The obligation of the KFC Cooperative to repay all advances under the KFC Line of Credit together with accrued interest thereon is evidenced by that certain Revolving Note of even date herewith, made by the KFC Cooperative, payable to the order of the Bank, and in the face principal amount of Fifteen Million Dollars ($15,000,000.00) (the "KFC Promissory Note").

         C. The KFC Cooperative and the Bank desire to amend and supplement the terms and provisions of the KFC Promissory Note in the manner set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in the Loan Agreement, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the KFC Cooperative and the Bank hereby agree as follows:

         1. Interest Rate. The entire unpaid principal balance of the KFC Promissory Note, as the same shall exist from time to time, shall bear interest at a variable rate equal to .80% per annum (80 basis points) plus the LIBOR Rate, as such term is defined below (the "Base Rate"). The Base Rate is the interest rate applicable to the KFC Promissory Note so long as no KFC Event of Default, as such term is defined in the Loan Agreement, has occurred and is continuing. As used herein, the term "LIBOR Rate" means the offered rate for U.S. Dollar deposits for a period of time equal to thirty (30) days as shown on the Telerate System ("Telerate"). Provided, however, that if such rate is not available on Telerate then the LIBOR Rate shall be otherwise independently determined by the Bank from an alternate, substantially similar independent source available to the Bank or shall be calculated by the Bank by a substantially similar methodology as that theretofore used to determine such offered rate on Telerate. The LIBOR Rate shall be determined daily by the Bank for purposes of determining the Base Rate applicable to the KFC Promissory Note on each day during the term of the KFC Line of Credit. In the event of any change in the LIBOR Rate, the interest rate applicable to the KFC Promissory Note shall be changed immediately. Each determination of the LIBOR Rate by the Bank shall be binding upon the KFC Cooperative in the absence of manifest error on the part of the Bank.

         2. Ratification and Reaffirmation. Except to the extent as expressly amended or modified pursuant to this First Addendum, the KFC Cooperative hereby ratifies and reaffirms all of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement and the KFC Promissory Note.

         IN WITNESS WHEREOF, the KFC Cooperative and the Bank have caused this First Addendum to Revolving Note to be duly authorized and delivered by their proper and duly authorized officers as of the day and year first above written.

                                    KFC NATIONAL PURCHASING COOPERATIVE, INC.


                                    By: /s/
                                        --------------------------------------

                                    Title:
                                          ------------------------------------
                                                (the "KFC Cooperative")


                                    FIFTH THIRD BANK, KENTUCKY, INC.


                                    By: /s/
                                        --------------------------------------

                                    Title:
                                          ------------------------------------
                                                      (the "Bank")

                           A FIFTH THIRD BANCORP BANK

                               SECURITY AGREEMENT


City      Louisville        State      Kentucky            March 1, 1999
     ----------------------        -----------------    ---------------------
KFC National Purchasing Cooperative, Inc. whose principal place of business is located at 950 Breckenridge Lane, Louisville, Jefferson County, Kentucky (hereinafter the "Debtor") and whose registered agent for service of process is
C. T. Corp, Sys. located at Kentucky Home Life Bldg., Room 1102, 239 South 5th Street, Louisville, Kentucky, hereby assign(s) to Secured Party for itself as agent for any affiliate of Fifth Third Bancorp as collateral and grant(s) to Fifth Third Bank, Kentucky, Inc. (hereinafter the "Secured Party"), a security interest in and to all items of property described in paragraph 2 of this Agreement (all of which shall hereinafter be the "Collateral").

         1. OBLIGATIONS: The security interest hereby granted shall secure the following (collectively, the "Obligations"): all loans, advances, indebtedness and other obligations of each of Debtor and n/a (if different from Debtor, hereinafter referred to as the "Borrower") owed to Secured Party and/or any affiliate of Fifth Third Bancorp, of every kind and description whether now existing or hereafter arising including without limitation those owed to others and acquired by Secured Party (by purchase, assignment or otherwise) and whether direct or indirect, primary or as guarantor or surety, absolute or contingent, liquidated or unliquidated, matured or unmatured, whether or not secured by additional collateral, and all liabilities, obligations and indebtedness arising under this Agreement and all other instruments and agreements evidencing, guarantying or securing any of the foregoing, and all obligations to perform or forbear from performing acts, all amounts represented by letters of credit now or hereafter issued by Secured Party for the benefit of or at the request of Debtor or Borrower and all expenses and attorneys' fees incurred by Secured Party under this Agreement or any other document or instrument related thereto or related to any of the Obligations, including but not limited to the following:

The $15,000,000.00 Revolving Note of even date herewith, made by the Debtor, payable to the order of the Secured Party, as amended pursuant to First Addendum to Revolving Note of even date herewith, between the Debtor and the Secured Party.

         2. COLLATERAL: The Collateral in which a security interest is hereby granted includes that Collateral now existing and hereafter arising or acquired by Debtor, regardless of where it is located, and is defined as follows:

        (a) all Accounts, all Inventory, all Equipment, all General Intangibles (each as defined in paragraph 3 of this Agreement);

        (b) all instruments, chattel paper, documents, securities, moneys, cash, letters of credit, warrants, dividends, distributions, contracts, agreements, contract rights or other property, owned by Debtor or in which Debtor has an interest, including but not limited to, those which are now or hereafter in the possession or control of Secured Party or in transit by mail or carrier to or in the possession of any third party acting on behalf of Secured Party, without regard to whether Secured Party received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Secured Party had conditionally released the same, and the proceeds thereof, all rights to payment from, and all claims against Secured Party, and any deposit accounts of Debtor with Secured Party, including all demand time, savings, passbook or other accounts and all deposits therein;

        (c) other Collateral: see First Addendum to Security Agreement of even date herewith, between the Debtor and the Secured Party.

        (d) all proceeds and products of the Collateral and all additions and accessions to, replacements of, insurance or condemnation proceeds of, and documents covering Collateral, all tort or other claims against third parties arising out of damage or destruction of Collateral, all property received wholly or partly in trade or exchange for Collateral, all fixtures, all leases of Collateral and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition, of the Collateral or any interest therein.

     3. DEFINITIONS: As used herein the following capitalized terms will have the following meanings:

        (a) "Accounts" means all accounts, accounts receivable, contract rights, instruments, documents, chattel paper, tax refunds from federal, state or local governments and all obligations in any form including without limitation those arising out of the sale or lease of goods or the rendition of services by Debtor; all guaranties, letters of credit and other security for any of the above; all merchandise returned to or reclaimed by Debtor; and all books and records (including computer programs, tapes and data processing software) evidencing an interest in or relating to the above.

        (b) "Equipment" means all machinery, machine tools, equipment, fixtures, office equipment, furniture, furnishings, motors, motor vehicles, tools, dies, parts, jigs, goods (including, without limitation, each of the items of equipment set forth on any schedule which is either now or in the future attached to Secured Party's copy of this Agreement), and all attachments, accessories, accessions, replacements, substitutions, additions and improvements thereto, and all supplies used or useful in connection therewith.

        (c) "General Intangibles" means all general intangibles, chooses in action, cause of action, obligations or indebtedness owed to Borrower from any source whatsoever, and all other intangible personal property of every kind and nature (other than Accounts) including without limitation patents, trademarks, trade names, service marks, copyrights and applications for any of the above, and good will, trade secrets, licenses, franchises, rights under agreements, tax refund claims, and all books and records including all computer programs, disks, tapes, printouts, customer lists, credit files and other business and financial records, and the equipment containing any such information.

        (d) "Inventory" means all goods, supplies, wares, merchandise and other tangible personal property, including raw materials, work in process, supplies and components, and finished goods, whether held for sale or lease, or furnished or to be furnished under any contract for service, or used or consumed in business, and also including products of and accessions to inventory, packing and shipping materials, and all documents of title, whether negotiable or non-negotiable, representing any of the foregoing.

In addition to the foregoing, each of the above defined terms and certain other terms set forth in paragraph 2 of this Agreement will have the meanings attributed thereto in the applicable version of the Uniform Commercial Code adopted in the jurisdiction where Secured Party's principal place of business is located, as such definitions may be enlarged or expanded from time to time by amendment or judicial decision.

     4. WARRANTIES AS TO COLLATERAL: Debtor warrants that:

        (a) Except for the security interest hereby granted, Debtor is, and as to any property which at any time forms a part of the Collateral, shall be, the owner of each and every item of the Collateral, free from any lien, security interest or encumbrance;

        (b) That Debtor has full right to grant such security interest there; and that Debtor shall defend such Collateral and each and every part thereof against all claims of all person at any time claiming such Collateral or claiming any interest therein adverse to Secured Party;

        (c) That as to any accounts receivable which are or become part of the Collateral, each such account is a valid account receivable and that no such account shall be sold, assigned, transferred, discounted, hypothecated, or otherwise subject to any lien, encumbrance or security interest, and that Debtors shall defend such accounts against all claims of any person whosoever.

        (d) That if any of the Collateral is or will be attached to real estate in such a manner as to become a fixture under applicable state law, that said real estate is not encumbered in any way, or if said real estate is encumbered, Debtor will secure from the lien holder or the party in whose favor it is or will become so encumbered a written consent and subordination to the security interest hereby granted or written disclaimer of any interest in the Collateral, in such form as is acceptable to Secured Party.

        (e) The financial statements of Debtor dated _______________________ and heretofore submitted, to the Secured Party are true and correct and there are no material adverse changes in the condition, financial or otherwise, of Debtor since the date of said financial statements.

         THIS AGREEMENT IS SUBJECT TO, AND DEBTOR AGREES TO BE BOUND BY, THE ADDITIONAL PROVISIONS SET FORTH ON THE REVERSE SIDE HEREOF, THE SAME BEING INCORPORATED HEREIN BY REFERENCE.

SECURED PARTY:                         DEBTOR:

Fifth Third Bank, Kentucky, Inc.       KFC National Purchasing Cooperative, Inc.

By: /s/                                By: /s/
    ----------------------------           -------------------------------------
Its:                                   Its:
    ----------------------------           -------------------------------------

     5. DEBTOR'S RESPONSIBILITIES:

        (a) Furnish to Secured Party in writing a current list of all Collateral for the purpose of identifying the Collateral and, further, execute and deliver such supplemental instruments, in the form of assignments or otherwise, as Secured Party shall require for the purpose of confirming and perfecting Secured Party's security interest in any or all of such Collateral;

        (b) At its expense and upon request of Secured Party, furnish copies of invoices issued by Debtor in connection with the Collateral, furnish certificates of insurance evidencing insurance on Collateral, furnish proof of payment of taxes and assessments on Collateral, make available to Secured Party any and all of Debtor's books, records, written memoranda, correspondence, purchase orders, invoices and other instruments or writings that in a way evidence or relate to the Collateral;

        (c) Keep the Collateral insured at all times against risks of loss or damage by fire (including so-called extended coverage), theft and such other casualties including collision in the case any motor vehicle, all in such amounts, under such forms of policies, upon such terms, for such periods as written by such companies or underwriters as is satisfactory to Secured Party. In all cases losses shall be payable to Secured Party and any surpluses shall be paid to Debtor. All policies of insurance shall provide for at least ten (10) days prior written notice of cancellation to Secured Party. Should Debtor at any time fail to purchase or maintain insurance, Secured Party may, but is not obligated to, pay taxes, or pay for any expense, incident or such insurance, pay such taxes, order and pay for such necessary items of preservation, maintenance or protection of the Collateral, and Debtor agrees to reimburse Secured Party for all expenses incurred under this paragraph;

        (d) Pay all taxes or assessments imposed on or with respect to the Collateral;

        (e) Keep all of the Collateral in good condition and repair, protecting it from weather and other contingencies which might adversely affect it as secured hereunder;

        (f) Notify Secured Party immediately in writing of any information which Debtor has or may receive which might in any way adversely affect the value of the Collateral or the rights of Secured Party with respect thereto;

        (g) Notify Secured Party promptly, in writing, of any change in the location of the Collateral or of any place of business or mailing addresses the establishment of any new place of business or mailing address;

        (h) Pay all costs of filing any financing, continuation or termination statements with respect to the security interest created hereby;

        (i) Upon the occurrence of an Event of Default or breach of any provision of this Security Agreement, pay all expenses and reasonable attorney fees of Secured Party; and Debtor agrees that said expenses and fees shall be secured under this Agreement;

        (j) Maintain possession of all Collateral at the location disclosed to Secured Party and not to remove the Collateral from that location;

        (k) Not sell, contract to sell, lease, encumber, or otherwise transfer the Collateral (other than sales of inventory in the ordinary course of business until the Obligations have been paid and performed, Debtor acknowledging nonetheless that Secured Party has a security interest in the proceeds of such Collateral.

     6. ACCOUNTS RECEIVABLE:

        (a) Debtor hereby agrees that Secured Party may serve written notice on Debtor instructing Debtor to deliver to Secured Party all subsequent payments on accounts receivable which Debtor shall do until notified otherwise;

        (b) Secured Party may notify the account debtor(s) of its security interest and instruct such account debtor(s) to make further payments on accounts to Secured Party instead of to Debtor; and

        (c) Secured Party may serve written notice upon Debtor that all subsequent billings or statements of account rendered to any account Debtor shall bear a notion directing the account debtor(s) to make payment directly to Secured Party. Any payment received by Secured Party pursuant to the paragraph shall be retained in a separate non-interest bearing account as security for the payment and performance of all Obligations of Debtor. Debtor hereby agrees that Secured Party shall have the absolute right to take any one or all of the actions set forth in this paragraph 6 notwithstanding the fact that all or any part of the Obligations is not matured and Debtor is current in payment according to the tenor of the Obligations.

     7. POWER OF ATTORNEY: Debtor hereby makes, constitutes and appoints Secured Party its true and lawful attorney in fact to act with respect to the Collateral in any transaction, legal proceeding, or other matter in which Secured Party is acting pursuant to this Agreement.

     8. DEFAULT: In the event of (herein "Events of Default"): (a) the default in the payment or performance of the Obligations or any part thereof; (b) the occurrence of a default or an Event of Default under any instrument or agreement evidencing, guarantying or securing any of the Obligation; (c) the failure of Debtor to perform or observe any of the provisions of this Agreement; (d) any misrepresentation by Debtor or Borrower to Secure Party for the purpose of obtaining credit or an extension of credit; (e) the issuance of a court order, lien or attachment against the any part of the Collateral; (f) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of Debtor or Borrower in an involuntary or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of Debtor or Borrower or for any substantial part of either of their properties, or ordering the wind-up or liquidation of either of their affairs, or the filing and pendency for 60 days without dismissal of a petition initiating an involuntary case under any such bankruptcy, insolvency or other similar law; or (g) the commencement by Debtor or Borrower of a voluntary case under any applicable bankruptcy, insolvency or other similarly law now or hereafter in effect, or the consent by either of them to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Debtor or Borrower or of any substantial part of either of their properties, or the making by either of them of any general assignment for the benefit of creditors, or the failure of Debtor or Borrower generally to pay either of their debts as such debts become due, or the taking of corporate action by either Debtor or Borrower in furtherance of any of the foregoing; (h) the death or dissolution of Borrower, Debtor or any endorser or guarantor of the Obligations; (i) the occurrence of any adverse change in the condition or affairs (financially or otherwise) of Debtor, Borrower or of any endorser, guarantor or surety for any of the Obligations, which in the opinion of Secured Party impairs Secured Party's security or the ability of Secured Party to recover repayment or performance of any Obligations or the Secured Party deems itself insecure; then, in any such event, Secured Party may, without further notice to Debtor, at Secured Party's option, declare any note and all of the Obligations to become due and payable in its aggregate amount. Secured Party may resort to the rights and remedies of a secured party under the Uniform Commercial Code including the right to enter any premises of Debtor with or without legal process and take possession of the Collateral and remove it and any records pertaining thereto and/or remain on such premises and use it for the purpose of collecting, preparing and disposing of the Collateral; ship, reclaim, recover, store, finish, maintain and repair the Collateral; and sell the Collateral at public or private sale, and Debtor will be credited with the net proceeds of such sale only when they are actually received by Secured Party, any requirement of reasonable notice of any disposition of the Collateral will be satisfied if such notice is sent to Debtor 10 days prior to such disposition. Debtor will, upon request, assemble the Collateral and any records pertaining thereto and make them available at a place designated by Secured Party. Secured party may use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, tradestyle, copyright, patent right, trade secret or technical process used or utilized by Debtor. No remedy set forth herein is exclusive of any other available remedy or remedies, but each is cumulative and in addition to every other remedy given under this Agreement or now hereafter existing at law or in equity or by statute. Secured Party may proceed to protect and enforce its rights by an action at law, in equity or by any other appropriate proceedings. No failure on the part of Secured Party to enforce any of the rights hereunder shall be deemed a waiver of such rights or of any Event of Default and no waiver of any Event of Default will be deemed to be a waiver of any subsequent Event of Default.

     9. MISCELLANEOUS PROVISIONS:

        (a) All rights of Secured Party shall inure to the benefit of its successors and assigns and all obligations of Debtor shall bind the heirs, executor, administrators, successors and assigns of Debtor.

        (b) Debtor acknowledges and agrees that, in addition to the security interests set granted herein, Secured Party has a banker's lien and common law right of set-off in and to Debtor's deposits, accounts and credits held by Secured Party and Secured Party may apply or set-off such deposits or other sums against the Obligations upon the occurrence of an Event Default as set forth in paragraph 8 of this Agreement.

        (c) This Agreement contains the entire Agreement of the parties and no oral Agreement whatsoever, whether made contemporaneously herewith or hereafter shall amend, modify or otherwise affect the terms of this Agreement.

        (d) All rights and liabilities hereunder shall be governed and limited by and construed in accordance with the laws of the state where Secured Party principal place of business is located; unless otherwise defined, words used herein have the meanings given them in Article Nine of the Uniform Commercial Code as adopted in the state where Secured Party's principal place of business is located.

        (e) Any provision herein which may prove limited or unenforceable under any law or judicial ruling shall not affect the validity or enforceability of the remainder of this Agreement.

        (f) Debtor hereby authorizes Secured Party to file a copy of this Agreement as a Financing Statement with appropriate county and state government authorities necessary to perfect Secured Party's security interest in the Collateral as set forth herein.

            FIRST ADDENDUM TO SECURITY AGREEMENT DATED MARCH 1, 1999,
                BETWEEN KFC NATIONAL PURCHASING COOPERATIVE, INC.
                 D/B/A FOODSERVICE PURCHASING COOPERATIVE, INC.
                      AND FIFTH THIRD BANK, KENTUCKY, INC.


         THIS FIRST ADDENDUM TO SECURITY AGREEMENT (the "First Addendum") is made and entered into on this 1st day of March, 1999, by and between (i) KFC NATIONAL PURCHASING COOPERATIVE, INC., a Delaware corporation d/b/a FoodService Purchasing Cooperative, Inc. (the "KFC Cooperative"), and (ii) FIFTH THIRD BANK, KENTUCKY, INC., a Kentucky banking corporation (the "Bank").

                   P R E L I M I N A R Y   S T A T E M E N T:

         A. Pursuant to that certain Loan Agreement of even date herewith, among the KFC Cooperative, Pizza Hut National Purchasing Coop, Inc. (the "Pizza Hut Cooperative"), Taco Bell National Purchasing Coop, Inc. (the "Taco Bell Cooperative"), Unified FoodService Purchasing Coop, LLC ("Unified") and the Bank (the "Loan Agreement"), the Bank has, among other things, established a revolving line of credit in the original principal amount of Fifteen Million Dollars ($15,000,000.00) in favor of the KFC Cooperative (the "KFC Line of Credit").

         B. The obligation of the KFC Cooperative to repay all advances under the KFC Line of Credit together with accrued interest thereon is evidenced by that certain Revolving Note of even date herewith, made by the KFC Cooperative, payable to the order of the Bank, and in the face principal amount of Fifteen Million Dollars ($15,000,000.00), as amended and supplemented pursuant to that certain First Addendum to Revolving Note of even date herewith, between the KFC Cooperative and the Bank (collectively, the "KFC Promissory Note").

         C. Pursuant to that certain Security Agreement of even date herewith, between the KFC Cooperative and the Bank (the "KFC Security Agreement"), the KFC Cooperative has granted to the Bank a first priority security interest in all of its assets to secure the payment of the KFC Promissory Note and the other Secured Obligations, as such term is defined in the Loan Agreement, now or hereafter owed by the KFC Cooperative to the Bank.

         D. The KFC Cooperative and the Bank now desire to amend and supplement the terms and provisions of the KFC Security Agreement in the manner set forth herein.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth in the Loan Agreement and in the KFC Security Agreement, and for other good and valuable consideration, the mutuality, receipt and sufficiency of which are hereby acknowledged, the KFC Cooperative and the Bank hereby agree as follows:

         1. Capitalized Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the KFC Security Agreement.

         2. Collateral. The term "Collateral", as defined in the KFC Security Agreement, expressly includes all right, title and interest of the KFC Cooperative in and to (a) that certain Loan Agreement of even date herewith, between the KFC Cooperative and Unified (the "Unified Loan Agreement"), (b) that certain Revolving Credit Note of even date herewith, made by Unified, payable to the order of the KFC Cooperative, and in the face principal amount of One Million Dollars ($1,000,000.00) (the "Unified Note"), (c) that certain Security Agreement of even date herewith, between Unified and the KFC Cooperative (the "Unified Security Agreement"), together with all accompanying Uniform Commercial Code Financing Statements (the "Financing Statements"), (d) the Promissory Note (the "Taco Bell Note") and the Security Agreement (the "Taco Bell Security Agreement") executed by the Taco Bell Cooperative in favor of the KFC Cooperative to evidence and secure the Intercompany Liability (as such term is defined in that certain Agreement and Plan of Corporate Separation of even date herewith, adopted by the KFC Cooperative) owed by the Taco Bell Cooperative to the KFC Cooperative, and (e) the Promissory Note executed and delivered by the Pizza Hut Cooperative in favor of the KFC Cooperative to evidence the loan in the principal amount of Five Hundred Thousand Dollars ($500,000.00) made by the KFC Cooperative to the Pizza Hut Cooperative (the "Pizza Hut Note"). The KFC Cooperative hereby specifically pledges to the Bank, and hereby grants to the Bank a first priority security interest in, (i) the Unified Loan Agreement, the Unified Note and the Unified Security Agreement (collectively, the "Unified Loan Documents"), (ii) the Taco Bell Note and the Taco Bell Security Agreement (collectively, the "Taco Bell Documents"), and (iii) the Pizza



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

Hut Note, in each case to secure the payment of the KFC Promissory Note and the other Secured Obligations now or hereafter owed by the KFC Cooperative to the Bank. In furtherance thereof, the KFC Cooperative hereby endorses each of the Unified Note, the Taco Bell Note and the Pizza Hut Note to the order of the Bank and hereby assigns the security interest created pursuant to each of the Unified Security Agreement and the Taco Bell Security Agreement to the Bank pursuant to duly executed Uniform Commercial Code Assignments.

         3. Special Covenants. The KFC Cooperative hereby covenants and agrees with the Bank that the KFC Cooperative will perform and observe the following covenants with respect to the Unified Loan Documents, the Taco Bell Documents and the Pizza Hut Note until the KFC Promissory Note and all other Secured Obligations now or hereafter owed by the KFC Cooperative to the Bank have been paid in full and the Loan Agreement has been terminated by the Bank with respect to the KFC Cooperative:

            (a) The KFC Cooperative will do all acts and execute all documents and instruments that may be necessary or as may be reasonably requested by the Bank to maintain, preserve and protect the Unified Loan Documents, the Taco Bell Documents and the Pizza Hut Note and the Bank's first priority security interest therein.

            (b) The KFC Cooperative will use the payments of principal of and accrued interest now or hereafter paid to the KFC Cooperative pursuant to the Unified Note, the Taco Bell Note and the Pizza Hut Note to pay the principal of and the accrued interest on the KFC Promissory Note as well as other valid operating expenses of the KFC Cooperative.

            (c) The KFC Cooperative will immediately notify the Bank in writing of the occurrence of any default by Unified under the Unified Loan Documents and/or the assertion by Unified of any defense to or right of offset with respect to the obligations of Unified under the Unified Loan Documents.

            (d) The KFC Cooperative will enforce the Unified Loan Documents against Unified in accordance with their respective terms.



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

            (e) Unless otherwise notified in writing by the Bank, upon the occurrence of any default by Unified under the Unified Loan Documents, the KFC Cooperative will, as the agent of the Bank, exercise all of its rights and remedies under the Unified Loan Documents and/or at law or in equity against Unified.

            (f) The KFC Cooperative will not agree to any amendment or modification of any of the Unified Loan Documents without the prior written consent of the Bank.

            (g) The KFC Cooperative will not grant any extension or renewal of the due dates of the principal of and/or accrued interest on the Unified Note without the prior written consent of the Bank.

            (h) The KFC Cooperative will not waive any of its rights and remedies under the Unified Loan Documents and/or at law or in equity without the prior written consent of the Bank.

            (i) The KFC Cooperative will not discharge or release Unified from any of its obligations under the Unified Loan Documents without the prior written consent of the Bank.

            (j) The KFC Cooperative will not release any of the collateral subject to the Unified Security Agreement or terminate or subordinate to any other security interest, lien or other encumbrance the security interest created in favor of the KFC Cooperative pursuant to the Unified Security Agreement without the prior written consent of the Bank.

            (k) The KFC Cooperative will not subordinate the payment of the Unified Note to any other indebtedness of Unified without the prior written consent of the Bank.

            (l) The KFC Cooperative will immediately notify the Bank in writing of the occurrence of any default by the Taco Bell Cooperative under the Taco Bell Documents and/or the assertion by the Taco Bell Cooperative of any defense to or right of offset with respect to the obligations of the Taco Bell Cooperative under the Taco Bell Documents.

            (m) The KFC Cooperative will enforce the Taco Bell Documents against the Taco Bell Cooperative in accordance with their respective terms.



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

            (n) Unless otherwise notified in writing by the Bank, upon the occurrence of any default by the Taco Bell Cooperative under the Taco Bell Documents, the KFC Cooperative will, as the agent of the Bank, exercise all of its rights and remedies under the Taco Bell Documents and/or at law or in equity against the Taco Bell Cooperative.

            (o) The KFC Cooperative will not agree to any amendment or modification of any of the Taco Bell Documents without the prior written consent of the Bank.

            (p) The KFC Cooperative will not grant any extension or renewal of the due dates of the principal of and/or accrued interest on the Taco Bell Note without the prior written consent of the Bank.

            (q) The KFC Cooperative will not waive any of its rights and remedies under the Taco Bell Documents and/or at law or in equity without the prior written consent of the Bank.

            (r) The KFC Cooperative will not discharge or release the Taco Bell Cooperative from any of its obligations under the Taco Bell Documents without the prior written consent of the Bank.

            (s) The KFC Cooperative will not release any of the collateral subject to the Taco Bell Security Agreement or terminate or subordinate to any other security interest, lien or other encumbrance the security interest created in favor of the KFC Cooperative pursuant to the Taco Bell Security Agreement without the prior written consent of the Bank.

            (t) The KFC Cooperative will not subordinate the payment of the Taco Bell Note to any other indebtedness of the Taco Bell Cooperative without the prior written consent of the Bank.

            (u) The KFC Cooperative will immediately notify the Bank in writing of the occurrence of any default by the Pizza Hut Cooperative under the Pizza Hut Note and/or the assertion by the Pizza Hut Cooperative of any defense to or right of offset with respect to the obligations of the Pizza Hut Cooperative under the Pizza Hut Note.


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


            (v) The KFC Cooperative will enforce the Pizza Hut Note against the Pizza Hut Cooperative in accordance with its terms.

            (w) Unless otherwise notified in writing by the Bank, upon the occurrence of any default by the Pizza Hut Cooperative under the Pizza Hut Note, the KFC Cooperative will, as the agent of the Bank, exercise all of its rights and remedies under the Pizza Hut Note and/or at law or in equity against the Pizza Hut Cooperative.

            (x) The KFC Cooperative will not agree to any amendment or modification of the Pizza Hut Note without the prior written consent of the Bank.

            (y) The KFC Cooperative will not grant any extension or renewal of the due dates of the principal of and/or accrued interest on the Pizza Hut Note without the prior written consent of the Bank.

            (z) The KFC Cooperative will not waive any of its rights and remedies under the Pizza Hut Note and/or at law or in equity without the prior written consent of the Bank.

            (aa) The KFC Cooperative will not discharge or release the Pizza Hut Cooperative from any of its obligations under the Pizza Hut Note without the prior written consent of the Bank.

            (bb) The KFC Cooperative will not subordinate the payment of the Pizza Hut Note to any other indebtedness of the Pizza Hut Cooperative without the prior written consent of the Bank.

         4. Ratification and Reaffirmation. Except to the extent as expressly amended or modified pursuant to this First Addendum, the KFC Cooperative hereby ratifies and reaffirms all of its covenants, agreements, obligations, representations and warranties set forth in the Loan Agreement and the KFC Security Agreement.

         IN WITNESS WHEREOF, the KFC Cooperative and the Bank have caused this First Addendum to Security Agreement to be duly authorized and delivered by their proper and duly authorized


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



officers as of the day and year first above written.


                                KFC NATIONAL PURCHASING COOPERATIVE, INC.
                                D/B/A FOODSERVICE PURCHASING COOPERATIVE, INC.

                                By: /s/
                                    ------------------------------------------

                                Title:
                                      ----------------------------------------
                                               (the "KFC Cooperative")


                                FIFTH THIRD BANK, KENTUCKY, INC.


                                By: /s/
                                    ------------------------------------------

                                Title:
                                      ----------------------------------------
                                                     (the "Bank")






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